                                                                    Exhibit 99.2


                        [NATIONAL CITY CORPORATION LOGO]


                                    Unaudited
                              Financial Supplement
                                 March 31, 2003

                                Table of Contents

Consolidated Financial Highlights                                                        2-3
Consolidated Statements of Income                                                          4
Consolidated Period-End Balance Sheets                                                     5
Consolidated Average Balance Sheets                                                        6
Selected Average Balances                                                                  7
Securitized Balances                                                                       7
Selected Period-End Balances                                                               8
Average Balances/Net Interest Income/Rates                                              9-11
Stockholder Data                                                                          12
Capitalization                                                                            13
Noninterest Income                                                                        14
Noninterest Expense                                                                       14
Salaries, Benefits, and Other Personnel Expense                                           15
Full-Time Equivalent Employees by Line of Business                                        15
Credit Quality Statistics                                                              16-17
Ten Largest Nonperforming Loans                                                           18
Commercial Loan Industry Concentration                                                    18
Consumer and Small Business Financial Services Performance Measures                       19
Asset Management Performance Measures                                                     20
Mortgage Banking Statistics                                                            21-22
First Franklin Loan Origination and Portfolio Statistics                                  23
Line of Business Results                                                               24-27

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


--------------------------------------------------------------------------------------------------------------------------------
                                                                   2003                               2002
                                                                ----------   ---------------------------------------------------
                                                                  1ST QTR      4TH QTR       3RD QTR       2ND QTR      1ST QTR
                                                                ----------   ---------------------------------------------------

EARNINGS
----------------------------------------------------------
Tax-equivalent interest income                                      $1,527       $1,540        $1,451        $1,444       $1,511
Interest expense                                                       426          459           472           473          506
                                                                ----------   ---------------------------------------------------
Tax-equivalent net interest income                                   1,101        1,081           979           971        1,005
Provision for loan losses                                              200          158           169           166          189
                                                                ----------   ---------------------------------------------------
Tax-equivalent NII after provision for loan losses                     901          923           810           805          816
Fees and other income                                                  866          691           620           729          691
Securities gains (losses), net                                           -          (17)            -            44           54
Noninterest expense                                                  1,009        1,011           870           974          875
                                                                ----------   ---------------------------------------------------
Income before taxes and tax-equivalent adjustment                      758          586           560           604          686
Income taxes                                                           254          198           178           204          232
Tax-equivalent adjustment                                                7            7             8             7            8
                                                                ----------   ---------------------------------------------------
Net income                                                            $497         $381          $374          $393         $446
                                                                ==========   ===================================================
Effective tax rate                                                    33.9%        34.2%         32.3%         34.2%        34.2%

PER COMMON SHARE
----------------------------------------------------------
Net income:
    Basic                                                             $.81         $.62          $.61          $.65         $.73
    Diluted                                                            .81          .62           .61           .63          .73
Dividends paid                                                        .305         .305          .305          .295         .295
Book value                                                           14.05        13.59         13.32         13.02        12.61
Market value (close)                                                 27.85        27.32         28.53         33.25        30.76
Average shares:
    Basic                                                            611.5        611.9         611.6         609.3        607.8
    Diluted                                                          615.6        616.0         617.9         616.8        614.0

PERFORMANCE RATIOS
----------------------------------------------------------
Return on average common equity                                      23.42%       18.00%        18.06%        19.98%       24.03%
Return on average total equity                                       23.42        18.00         18.06         19.98        24.03
Return on average assets                                              1.73         1.34          1.47          1.61         1.77
Net interest margin                                                   4.21         4.26          4.34          4.42         4.36
Efficiency ratio                                                     51.29        57.06         54.40         57.30        51.58

SFAS 142 PRO FORMA INFORMATION*
----------------------------------------------------------
Goodwill amortization:
     Pretax                                                              -            -             -             -            -
     After tax                                                           -            -             -             -            -
Noninterest expense - adjusted                                      $1,009       $1,011          $870          $974         $875
Net income - adjusted                                                  497          381           374           393          446
Diluted net income per common share - adjusted                         .81          .62           .61           .63          .73
Pro forma increase to diluted net income per common share                -            -             -             -            -

CREDIT QUALITY STATISTICS
----------------------------------------------------------
Net charge-offs                                                       $170         $140          $119          $136         $181
Provision for loan losses                                              200          158           169           166          189
Loan loss allowance                                                  1,128        1,098         1,080         1,030        1,000
Nonperforming assets                                                   822          817           852           793          716
Annualized net charge-offs to average portfolio loans                  .95%         .78%          .69%          .80%        1.08%
Loan loss allowance to period-end portfolio loans                     1.51         1.52          1.52          1.50         1.47
Loan loss allowance to nonperforming portfolio loans                162.01       156.42        144.44        146.42       153.84
Loan loss allowance (period-end) to annualized net charge-offs      163.10       198.04        227.03        190.26       135.90
Nonperforming assets to period-end portfolio loans and
 other nonperforming assets                                           1.10         1.13          1.20          1.15         1.05


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    2001
                                                                    -------------------------------------------------------------
                                                                      4TH QTR          3RD QTR          2ND QTR          1ST QTR
                                                                    -------------------------------------------------------------

EARNINGS
----------------------------------------------------------
Tax-equivalent interest income                                          $1,523           $1,623           $1,634           $1,668
Interest expense                                                           570              718              799              889
                                                                    -------------------------------------------------------------
Tax-equivalent net interest income                                         953              905              835              779
Provision for loan losses                                                  209              160              153               83
                                                                    -------------------------------------------------------------
Tax-equivalent NII after provision for loan losses                         744              745              682              696
Fees and other income                                                      656              597              682              598
Securities gains (losses), net                                              19               21               17               88
Noninterest expense                                                        885              815              840              805
                                                                    -------------------------------------------------------------
Income before taxes and tax-equivalent adjustment                          534              548              541              577
Income taxes                                                               178              183              183              234
Tax-equivalent adjustment                                                    9                8                9                8
                                                                    -------------------------------------------------------------
Net income                                                                $347             $357             $349             $335
                                                                    =============================================================
Effective tax rate                                                        34.0%            33.9%            34.4%            41.1%

PER COMMON SHARE
----------------------------------------------------------
Net income:
    Basic                                                                 $.57             $.59             $.58             $.56
    Diluted                                                                .57              .58              .57              .55
Dividends paid                                                            .295             .295             .285             .285
Book value                                                               12.15            11.87            11.52            11.19
Market value (close)                                                     29.24            29.95            30.78            26.75
Average shares:
    Basic                                                                606.9            605.0            601.5            600.9
    Diluted                                                              613.0            613.8            610.8            610.1

PERFORMANCE RATIOS
----------------------------------------------------------
Return on average common equity                                          18.76%           19.95%           20.47%           20.52%
Return on average total equity                                           18.75            19.91            20.41            20.45
Return on average assets                                                  1.40             1.50             1.52             1.55
Net interest margin                                                       4.25             4.20             3.98             3.92
Efficiency ratio                                                         55.00            54.27            55.38            58.43

SFAS 142 PRO FORMA INFORMATION*
----------------------------------------------------------
Goodwill amortization:
     Pretax                                                                $17              $17              $16              $16
     After tax                                                              14               14               14               14
Noninterest expense - adjusted                                             869              798              824              789
Net income - adjusted                                                      361              371              363              349
Diluted net income per common share - adjusted                             .59              .60              .60              .57
Pro forma increase to diluted net income per common share                  .02              .02              .03              .02

CREDIT QUALITY STATISTICS
----------------------------------------------------------
Net charge-offs                                                           $147             $140              $93              $83
Provision for loan losses                                                  209              160              153               83
Loan loss allowance                                                        997            1,008              990              930
Nonperforming assets                                                       658              649              509              447
Annualized net charge-offs to average portfolio loans                      .85%             .81%             .55%             .51%
Loan loss allowance to period-end portfolio loans                         1.47             1.46             1.46             1.39
Loan loss allowance to nonperforming portfolio loans                    167.90           171.85           216.75           230.12
Loan loss allowance (period-end) to annualized net charge-offs          170.37           182.63           266.34           275.62
Nonperforming assets to period-end portfolio loans and other
nonperforming assets                                                       .97              .94              .75              .67


* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement. This pro forma information is presented for comparative purposes only.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                 CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                ($ IN MILLIONS)


------------------------------------------------------------------------------------------------------------------
                                                    2003                               2002
                                                  --------      --------------------------------------------------
                                                  1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                  --------      --------------------------------------------------
CAPITAL AND LIQUIDITY RATIOS
---------------------------------------------
Tier 1 capital*                                       7.83%         7.60%         7.78%         7.92%         7.66%
Total risk-based capital*                            11.96         11.51         11.87         12.24         12.09
Leverage*                                             6.54          6.52          7.09          7.05          6.49
Period-end equity to assets                           7.31          7.03          7.46          8.02          7.67
Period-end tangible common equity to assets**         6.39          6.11          6.47          6.93          6.58
Average equity to assets                              7.39          7.44          8.13          8.05          7.37
Average equity to portfolio loans                    11.75         11.76         11.92         11.61         11.08
Average portfolio loans to deposits                 110.78        107.90        112.32        114.08        111.71
Average portfolio loans to core deposits            130.48        128.70        131.24        133.96        137.26
Average portfolio loans to earning assets            69.84         70.37         76.59         77.37         73.37
Average securities to earning assets                  7.92          9.36          9.26          9.86          9.54

AVERAGE BALANCES
---------------------------------------------
Assets                                            $116,433      $112,689      $101,107       $97,921      $102,108
Portfolio loans                                     73,183        71,291        68,945        67,930        67,929
Loans held for sale or securitization               22,524        19,676        11,851        10,343        15,015
Securities (at cost)                                 8,295         9,484         8,336         8,660         8,834
Earning assets                                     104,785       101,315        90,014        87,797        92,578
Core deposits                                       56,087        55,394        52,535        50,710        49,490
Purchased deposits and funding                      47,740        45,666        37,413        36,765        42,818
Common equity                                        8,600         8,386         8,218         7,885         7,528
Total equity                                         8,600         8,386         8,218         7,886         7,529

PERIOD-END BALANCES
---------------------------------------------
Assets                                            $117,494      $118,258      $109,346       $99,131      $100,078
Portfolio loans                                     74,933        72,134        71,032        68,674        68,089
Loans held for sale or securitization               21,740        24,738        15,886         9,827        12,296
Securities (at fair value)                           8,465         9,211        10,487         8,800         9,036
Core deposits                                       57,858        56,342        54,428        51,763        50,196
Purchased deposits and funding                      46,492        49,530        43,276        36,528        39,492
Common equity                                        8,587         8,308         8,157         7,947         7,672
Total equity                                         8,587         8,308         8,157         7,948         7,672

NON-GAAP FINANCIAL MEASURES***
---------------------------------------------
TAX-EQUIVALENT INTEREST INCOME****:
  GAAP interest income                              $1,520        $1,533        $1,443        $1,437        $1,503
  Pretax-equivalent adjustment                           7             7             8             7             8
                                                  --------      --------------------------------------------------
     TAX-EQUIVALENT INTEREST INCOME                 $1,527        $1,540        $1,451        $1,444        $1,511
                                                  ========      ==================================================


----------------------------------------------------------------------------------------------------
                                                                         2001
                                                  --------------------------------------------------
                                                  4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                  --------------------------------------------------
CAPITAL AND LIQUIDITY RATIOS
---------------------------------------------
Tier 1 capital*                                       6.99%         7.26%         7.06%         7.10%
Total risk-based capital*                            11.31         11.27         11.17         11.44
Leverage*                                             6.45          6.55          6.46          6.59
Period-end equity to assets                           6.98          7.49          7.39          7.44
Period-end tangible common equity to assets**         5.94          6.32          6.16          6.19
Average equity to assets                              7.45          7.53          7.47          7.59
Average equity to portfolio loans                    10.67         10.38         10.23         10.04
Average portfolio loans to deposits                 113.10        116.50        115.64        122.69
Average portfolio loans to core deposits            140.56        142.89        140.72        142.06
Average portfolio loans to earning assets            76.88         79.52         79.93         83.03
Average securities to earning assets                  9.31          9.61         10.44         11.90

AVERAGE BALANCES
---------------------------------------------
Assets                                             $98,428       $94,333       $91,936       $87,611
Portfolio loans                                     68,694        68,461        67,158        66,225
Loans held for sale or securitization               11,908         8,780         7,453         3,604
Securities (at cost)                                 8,322         8,276         8,768         9,491
Earning assets                                      89,348        86,097        84,021        79,762
Core deposits                                       48,870        47,912        47,725        46,617
Purchased deposits and funding                      40,207        37,859        36,043        33,030
Common equity                                        7,330         7,091         6,838         6,620
Total equity                                         7,333         7,106         6,868         6,650

PERIOD-END BALANCES
---------------------------------------------
Assets                                            $105,817       $96,180       $94,440       $90,818
Portfolio loans                                     68,041        69,279        68,004        66,673
Loans held for sale or securitization               16,831         8,769         8,413         5,883
Securities (at fair value)                           9,859         8,539         8,758         9,468
Core deposits                                       51,895        48,447        48,107        47,738
Purchased deposits and funding                      43,723        38,589        37,643        34,681
Common equity                                        7,381         7,195         6,950         6,724
Total equity                                         7,381         7,202         6,980         6,754

NON-GAAP FINANCIAL MEASURES***
---------------------------------------------
TAX-EQUIVALENT INTEREST INCOME****:
  GAAP interest income                              $1,514        $1,615        $1,625        $1,660
  Pretax-equivalent adjustment                           9             8             9             8
                                                  --------------------------------------------------
     TAX-EQUIVALENT INTEREST INCOME                 $1,523        $1,623        $1,634        $1,668
                                                  ==================================================


* First quarter 2003 regulatory capital ratios are based upon preliminary data

**      Excludes goodwill and other intangible assets

*** Represents disclosure pursuant to the United States Securities and Exchange Commission's Regulation G

**** The interest on certain loans and securities held by the Corporation is not taxable for Federal income tax purposes. In order to compare the tax-exempt yields on these assets to taxable yields, the interest earned on these assets is adjusted to a pretax-equivalent amount based on the marginal corporate Federal income tax rate of 35 percent. Tax-equivalent interest income is presented in the Earnings section on page 2 and is used in the computation of the Corporation's net interest margin in the table on pages 9-11.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)


------------------------------------------------------------------------------------------------------------------------------------
                                                               2003                                     2002
                                                          -------------    ---------------------------------------------------------
                                                             1ST QTR          4TH QTR        3RD QTR        2ND QTR       1ST QTR
                                                          -------------    ---------------------------------------------------------
INTEREST INCOME:
 Loans                                                       $1,398,244       $1,391,127     $1,306,486     $1,284,830    $1,351,519
 Securities:
  Taxable                                                        96,976          115,690        109,454        123,968       124,984
  Exempt from Federal income taxes                                8,564            8,846          9,006          9,143         9,291
  Dividends                                                       5,192            9,346          9,008          8,330         8,507
 Federal funds sold and security resale agreements                  504              554            464            474           518
 Other investments                                               10,516            7,891          8,506          9,171         8,807
                                                          -------------    ---------------------------------------------------------
   TOTAL INTEREST INCOME                                      1,519,996        1,533,454      1,442,924      1,435,916     1,503,626

INTEREST EXPENSE:
 Deposits                                                       244,351          275,853        283,800        287,481       301,244
 Federal funds borrowed and security
   repurchase agreements                                         41,585           41,749         34,511         32,241        41,929
 Borrowed funds                                                   8,998           12,003          7,147          4,969        13,256
 Long-term debt and capital securities                          131,771          129,768        146,322        148,588       149,680
                                                          -------------    ---------------------------------------------------------
   TOTAL INTEREST EXPENSE                                       426,705          459,373        471,780        473,279       506,109

   NET INTEREST INCOME                                        1,093,291        1,074,081        971,144        962,637       997,517
 Provision for loan losses                                      200,233          158,638        169,164        165,476       188,640
                                                          -------------    ---------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          893,058          915,443        801,980        797,161       808,877

NONINTEREST INCOME:
 Mortgage banking revenue                                       393,708          206,716        177,958        247,475       195,217
 Deposit service charges                                        134,736          136,740        132,270        125,763       118,787
 Payment processing revenue                                     105,411          116,976        113,513        111,707       108,841
 Trust and investment management fees                            69,359           70,740         73,936         85,136        77,575
 Card-related fees                                               41,081           45,744         47,212         31,873        32,136
 Brokerage revenue                                               24,476           25,770         24,986         30,762        27,067
 Other                                                           97,520           87,439         50,755         96,575       131,238
                                                          -------------    ---------------------------------------------------------
   TOTAL FEES AND OTHER INCOME                                  866,291          690,125        620,630        729,291       690,861
 Securities gains (losses), net                                     170          (16,630)           157         44,033        53,532
                                                          -------------    ---------------------------------------------------------
   TOTAL NONINTEREST INCOME                                     866,461          673,495        620,787        773,324       744,393

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                        561,162          527,242        448,517        445,393       444,328
 Equipment                                                       64,692           65,140         56,667         61,325        62,299
 Net occupancy                                                   58,356           58,851         56,035         55,334        54,824
 Third-party services                                            65,544           71,159         54,671         59,668        53,585
 Card processing                                                 52,326           54,000         50,963         52,112        53,816
 Marketing and public relations                                  17,312           19,140         25,402         75,447        26,149
 Other                                                          189,474          215,115        177,921        224,643       179,888
                                                          -------------    ---------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                  1,008,866        1,010,647        870,176        973,922       874,889

INCOME BEFORE INCOME TAX EXPENSE                                750,653          578,291        552,591        596,563       678,381
INCOME TAX EXPENSE                                              254,105          197,793        178,404        203,781       232,250
                                                          -------------    ---------------------------------------------------------
   NET INCOME                                                  $496,548         $380,498       $374,187       $392,782      $446,131
                                                          =============    =========================================================

NET INCOME PER COMMON SHARE:
   Basic                                                           $.81             $.62           $.61           $.65          $.73
   Diluted                                                          .81              .62            .61            .63           .73

AVERAGE COMMON SHARES:
   Basic                                                    611,521,806      611,896,075    611,638,832    609,336,050   607,815,387
   Diluted                                                  615,578,784      615,971,640    617,850,460    616,793,457   614,041,768

MEMO:
Tax-equivalent net interest income                           $1,100,728       $1,081,175       $978,851       $970,357    $1,005,350
Net income available to common shareholders                     496,548          380,498        374,186        392,772       446,121


--------------------------------------------------------------------------------------------------------------------------
                                                                                           2001
                                                          ----------------------------------------------------------------
                                                             4TH QTR          3RD QTR          2ND QTR          1ST QTR
                                                          ----------------------------------------------------------------
INTEREST INCOME:
 Loans                                                       $1,393,435       $1,481,124       $1,482,738       $1,506,488
 Securities:
  Taxable                                                        96,563          102,804          111,731          122,017
  Exempt from Federal income taxes                                9,580            9,786           10,115           10,319
  Dividends                                                       9,674           11,651           12,730           11,146
 Federal funds sold and security resale agreements                  665            1,188              848            1,616
 Other investments                                                5,096            7,677            7,536            8,225
                                                          ----------------------------------------------------------------
   TOTAL INTEREST INCOME                                      1,515,013        1,614,230        1,625,698        1,659,811

INTEREST EXPENSE:
 Deposits                                                       352,666          435,247          483,760          506,058
 Federal funds borrowed and security
   repurchase agreements                                         47,180           73,710           86,538           89,946
 Borrowed funds                                                  10,753           11,834           14,133           27,267
 Long-term debt and capital securities                          160,067          196,899          214,597          265,248
                                                          ----------------------------------------------------------------
   TOTAL INTEREST EXPENSE                                       570,666          717,690          799,028          888,519

   NET INTEREST INCOME                                          944,347          896,540          826,670          771,292
 Provision for loan losses                                      209,000          160,000          152,923           83,372
                                                          ----------------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          735,347          736,540          673,747          687,920

NONINTEREST INCOME:
 Mortgage banking revenue                                       160,176          125,786          114,924          124,426
 Deposit service charges                                        122,718          117,336          117,466          111,806
 Payment processing revenue                                     122,169          120,293          115,724          106,441
 Trust and investment management fees                            72,542           79,410           86,023           81,850
 Card-related fees                                               43,603           42,610           38,569           44,671
 Brokerage revenue                                               28,056           22,367           23,657           23,425
 Other                                                          106,010           89,490          185,552          105,921
                                                          ----------------------------------------------------------------
   TOTAL FEES AND OTHER INCOME                                  655,274          597,292          681,915          598,540
 Securities gains (losses), net                                  18,543           21,193           16,936           88,130
                                                          ----------------------------------------------------------------
   TOTAL NONINTEREST INCOME                                     673,817          618,485          698,851          686,670

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                        448,945          418,138          432,833          410,393
 Equipment                                                       64,658           53,549           60,747           60,002
 Net occupancy                                                   53,567           52,190           53,544           53,479
 Third-party services                                            60,327           49,871           49,963           43,601
 Card processing                                                 57,506           50,295           47,652           43,475
 Marketing and public relations                                   7,170           23,620           24,013           16,545
 Other                                                          192,142          167,799          171,350          177,502
                                                          ----------------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                    884,315          815,462          840,102          804,997

INCOME BEFORE INCOME TAX EXPENSE                                524,849          539,563          532,496          569,593
INCOME TAX EXPENSE                                              178,264          182,945          182,994          234,190
                                                          ----------------------------------------------------------------
   NET INCOME                                                  $346,585         $356,618         $349,502         $335,403
                                                          ================================================================

NET INCOME PER COMMON SHARE:
   Basic                                                           $.57             $.59             $.58             $.56
   Diluted                                                          .57              .58              .57              .55

AVERAGE COMMON SHARES:
   Basic                                                    606,939,772      605,005,257      601,528,522      600,888,928
   Diluted                                                  612,984,102      613,829,266      610,782,001      610,099,764

MEMO:
Tax-equivalent net interest income                             $952,701         $905,310         $834,956         $779,228
Net income available to common shareholders                     346,575          356,504          349,060          334,953

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                           2003                                    2002
                                                       ------------    ------------------------------------------------------------
                                                          1ST QTR         4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                                       ------------    ------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                $3,767,425      $3,756,426      $4,106,687      $3,367,210      $2,859,394
  Federal funds sold and security resale agreements          68,616         136,343          95,895          86,285          67,994
  Securities available for sale, at fair value            8,464,144       9,211,268      10,487,124       8,800,004       9,036,019
  Other investments                                         498,148         869,147         761,248         728,936         744,981
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                               12,591          14,840          27,973               -               -
    Mortgage                                             21,727,600      24,723,549      15,858,398       9,826,569      12,296,059
    Automobile                                                    -               -               -               -               -
    Credit card                                                   -               -               -               -               -
                                                       ------------    ------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION        21,740,191      24,738,389      15,886,371       9,826,569      12,296,059
  PORTFOLIO LOANS:
    Commercial                                           25,128,632      24,722,060      26,024,362      25,448,978      25,733,598
    Real estate - commercial                              9,507,893       9,384,851       8,076,473       7,978,960       7,868,692
    Real estate - residential                            21,820,145      19,972,549      16,404,069      15,454,101      15,215,099
    Home equity lines of credit                           8,393,176       8,062,199       7,617,672       7,009,400       6,320,135
    Credit card and other unsecured lines of credit       2,023,065       2,030,024       1,915,547       1,870,138       1,731,075
    Other consumer                                        8,060,075       7,962,729      10,993,697      10,912,771      11,220,717
                                                       ------------    ------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                              74,932,986      72,134,412      71,031,820      68,674,348      68,089,316
    Allowance for loan losses                            (1,128,249)     (1,098,588)     (1,079,773)     (1,030,487)     (1,000,043)
                                                       ------------    ------------------------------------------------------------
      NET PORTFOLIO LOANS                                73,804,737      71,035,824      69,952,047      67,643,861      67,089,273
  Properties and equipment                                1,032,617       1,036,937       1,031,098       1,042,933       1,059,445
  Other real estate owned                                   115,739         114,931         104,587          89,365          65,562
  Mortgage servicing assets                                 813,312         615,193         690,615       1,068,400       1,363,860
  Goodwill                                                1,078,281       1,078,281       1,078,281       1,078,281       1,078,281
  Other intangible assets                                    69,193          74,573          79,438          80,500          83,919
  Derivative assets                                       1,469,869       1,468,381       1,048,665         765,193         493,847
  Accrued income and other assets                         4,571,984       4,122,722       4,024,139       4,553,245       3,839,050
                                                       ------------    ------------------------------------------------------------
      TOTAL ASSETS                                     $117,494,256    $118,258,415    $109,346,195     $99,130,782    $100,077,684
                                                       ============    ============================================================

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                 $16,878,935     $16,156,081     $15,616,730     $13,674,346     $12,600,160
    NOW and money market accounts                        24,361,618      23,022,449      21,325,533      20,239,550      19,786,170
    Savings accounts                                      2,437,801       2,477,067       2,499,922       2,596,261       2,629,316
    Consumer time                                        14,179,957      14,686,005      14,985,661      15,253,091      15,180,008
                                                       ------------    ------------------------------------------------------------
      CORE DEPOSITS                                      57,858,311      56,341,602      54,427,846      51,763,248      50,195,654
    Other                                                 2,945,649       3,403,827       3,128,856       3,239,652       3,837,062
    Foreign                                               5,093,320       5,373,339       3,077,867       2,311,938       4,268,676
                                                       ------------    ------------------------------------------------------------
      TOTAL DEPOSITS                                     65,897,280      65,118,768      60,634,569      57,314,838      58,301,392
  Federal funds borrowed and security
      repurchase agreements                              12,744,562       6,528,258       6,068,559       5,212,463      10,586,323
  Borrowed funds                                          1,735,932      11,493,909       9,802,372       6,659,291       1,109,360
  Long-term debt                                         23,792,172      22,550,295      21,018,090      18,924,451      19,510,454
  Corporation-obligated mandatorily redeemable
     capital securities of subsidiary trusts holding
     solely debentures of the Corporation                   180,000         180,000         180,000         180,000         180,000
  Derivative liabilities                                    989,625       1,243,544         730,231         495,966         315,077
  Accrued expenses and other liabilities                  3,567,522       2,835,629       2,755,513       2,395,988       2,402,867
                                                       ------------    ------------------------------------------------------------
      TOTAL LIABILITIES                                 108,907,093     109,950,403     101,189,334      91,182,997      92,405,473
STOCKHOLDERS' EQUITY
  Preferred stock                                                 -               -               -             698             698
  Common stock                                            2,443,888       2,445,966       2,448,721       2,441,917       2,433,582
  Capital surplus                                         1,002,194         989,346         982,552         964,599         930,865
  Retained earnings                                       5,085,060       4,805,520       4,637,809       4,450,145       4,236,947
  Accumulated other comprehensive income (loss)              56,021          67,180          87,779          90,426          70,119
                                                       ------------    ------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                            8,587,163       8,308,012       8,156,861       7,947,785       7,672,211
                                                       ------------    ------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $117,494,256    $118,258,415    $109,346,195     $99,130,782    $100,077,684
                                                       ============    ============================================================

COMMON SHARES OUTSTANDING                               610,971,942     611,491,359     612,180,011     610,479,248     608,395,463


-------------------------------------------------------------------------------------------------------------------
                                                                                   2001
                                                       ------------------------------------------------------------
                                                          4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                                       ------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                $4,403,962      $3,701,290      $3,468,695      $3,314,336
  Federal funds sold and security resale agreements         171,498          71,170         103,320           4,460
  Securities available for sale, at fair value            9,858,868       8,538,644       8,758,250       9,468,365
  Other investments                                         432,861         391,011         541,043         529,766
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                               50,959         165,909               -               -
    Mortgage                                             15,553,297       8,602,615       8,412,730       5,882,521
    Automobile                                              824,434               -               -               -
    Credit card                                             402,305               -               -               -
                                                       ------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION        16,830,995       8,768,524       8,412,730       5,882,521
  PORTFOLIO LOANS:
    Commercial                                           26,752,115      27,614,020      27,693,335      27,397,956
    Real estate - commercial                              7,281,268       6,942,914       6,734,448       6,625,035
    Real estate - residential                            14,763,546      14,570,015      13,818,303      13,502,846
    Home equity lines of credit                           5,827,879       5,483,648       5,144,385       4,913,701
    Credit card and other unsecured lines of credit       1,867,053       2,200,004       2,195,596       2,092,678
    Other consumer                                       11,548,785      12,468,019      12,417,440      12,140,385
                                                       ------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                              68,040,646      69,278,620      68,003,507      66,672,601
    Allowance for loan losses                              (997,331)     (1,008,390)       (989,936)       (929,679)
                                                       ------------------------------------------------------------
      NET PORTFOLIO LOANS                                67,043,315      68,270,230      67,013,571      65,742,922
  Properties and equipment                                1,084,106       1,070,554       1,070,186       1,066,295
  Other real estate owned                                    64,316          62,090          52,003          43,130
  Mortgage servicing assets                               1,135,704         817,592       1,007,365         863,901
  Goodwill                                                1,086,041       1,103,229       1,116,573       1,106,402
  Other intangible assets                                    81,356          83,302          90,525          73,167
  Derivative assets                                         728,892         653,149         303,135         300,587
  Accrued income and other assets                         2,894,786       2,649,089       2,502,357       2,422,081
                                                       ------------------------------------------------------------
      TOTAL ASSETS                                     $105,816,700     $96,179,874     $94,439,753     $90,817,933
                                                       ============================================================

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                 $14,823,277     $11,928,824     $11,988,114     $11,563,466
    NOW and money market accounts                        19,501,137      18,792,722      18,101,899      17,703,959
    Savings accounts                                      2,608,565       2,624,591       2,703,807       2,799,732
    Consumer time                                        14,962,150      15,101,268      15,312,780      15,670,865
                                                       ------------------------------------------------------------
      CORE DEPOSITS                                      51,895,129      48,447,405      48,106,600      47,738,022
    Other                                                 5,332,874       6,111,936       6,021,327       5,971,041
    Foreign                                               5,901,929       5,570,199       3,890,538       2,145,016
                                                       ------------------------------------------------------------
      TOTAL DEPOSITS                                     63,129,932      60,129,540      58,018,465      55,854,079
  Federal funds borrowed and security
      repurchase agreements                               6,593,388       8,688,276       7,751,145       9,410,866
  Borrowed funds                                          8,578,742       1,535,772       3,485,872       1,644,320
  Long-term debt                                         17,136,232      16,502,817      16,313,685      15,329,472
  Corporation-obligated mandatorily redeemable
     capital securities of subsidiary trusts holding
     solely debentures of the Corporation                   180,000         180,000         180,000         180,000
  Derivative liabilities                                    389,838         529,898         234,851         231,487
  Accrued expenses and other liabilities                  2,427,345       1,411,482       1,475,832       1,413,722
                                                       ------------------------------------------------------------
      TOTAL LIABILITIES                                  98,435,477      88,977,785      87,459,850      84,063,946
STOCKHOLDERS' EQUITY
  Preferred stock                                               698           7,578          29,502          29,968
  Common stock                                            2,429,419       2,424,022       2,412,374       2,403,000
  Capital surplus                                           908,780         901,528         865,022         841,808
  Retained earnings                                       3,970,049       3,802,529       3,624,463       3,446,673
  Accumulated other comprehensive income (loss)              72,277          66,432          48,542          32,538
                                                       ------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                            7,381,223       7,202,089       6,979,903       6,753,987
                                                       ------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $105,816,700     $96,179,874     $94,439,753     $90,817,933
                                                       ============================================================

COMMON SHARES OUTSTANDING                               607,354,729     606,005,287     603,093,286     600,749,772

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------------------------------
                                                                  2003                               2002
                                                               ---------     ---------------------------------------------------
                                                                1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                               ---------     ---------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                   $24,596       $25,324       $24,863       $25,127       $26,133
    Real estate - commercial                                       9,420         8,383         8,037         7,909         7,682
    Real estate - residential                                     21,025        16,717        15,895        15,161        14,932
    Home equity lines of credit                                    8,152         7,857         7,316         6,679         6,066
    Credit card  and other unsecured lines of credit               2,033         1,958         1,910         1,810         1,780
    Other consumer                                                 7,957        11,052        10,924        11,244        11,336
                                                               ---------     ---------------------------------------------------
      TOTAL PORTFOLIO LOANS                                       73,183        71,291        68,945        67,930        67,929
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                        14            21            18             -             4
    Mortgage                                                      22,510        19,655        11,833        10,343        13,862
    Automobile                                                         -             -             -             -         1,007
    Credit card                                                        -             -             -             -           142
                                                               ---------     ---------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                 22,524        19,676        11,851        10,343        15,015
  Securities available for sale, at cost                           8,295         9,484         8,336         8,660         8,834
  Federal funds sold and security resale agreements                  118           117            87            93            95
  Other investments                                                  665           747           795           771           705
                                                               ---------     ---------------------------------------------------
      TOTAL EARNING ASSETS                                       104,785       101,315        90,014        87,797        92,578
Allowance for loan losses                                         (1,101)       (1,079)       (1,031)       (1,000)       (1,021)
Fair value appreciation of securities available for sale             324           318           299           208           188
Cash and demand balances due from banks                            3,376         3,458         3,126         2,855         2,937
Properties and equipment                                           1,038         1,040         1,048         1,061         1,085
Other real estate owned                                              115           110            97            77            65
Mortgage servicing assets                                            762           774         1,052         1,224         1,225
Goodwill                                                           1,078         1,078         1,078         1,078         1,078
Other intangible assets                                               72            77            81            79            86
Derivative assets                                                    935           860           739           520           380
Accrued income and other assets                                    5,049         4,738         4,604         4,022         3,507
                                                               ---------     ---------------------------------------------------
    TOTAL ASSETS                                                $116,433      $112,689      $101,107       $97,921      $102,108
                                                               =========     ===================================================

LIABILITIES
DEPOSITS:
  Noninterest bearing                                            $15,689       $15,710       $13,864       $12,760       $12,366
  NOW and money market accounts                                   23,489        22,385        21,006        20,119        19,411
  Savings accounts                                                 2,458         2,488         2,543         2,622         2,594
  Consumer time                                                   14,451        14,811        15,122        15,209        15,119
                                                               ---------     ---------------------------------------------------
    CORE DEPOSITS                                                 56,087        55,394        52,535        50,710        49,490
  Brokered retail CDs                                              2,871         2,870         2,500         2,644         3,609
  Other                                                              499           545           565           818           920
  Foreign                                                          6,602         7,264         5,781         5,372         6,792
                                                               ---------     ---------------------------------------------------
    TOTAL DEPOSITS                                                66,059        66,073        61,381        59,544        60,811
Federal funds borrowed and security
   repurchase agreements                                          12,306        10,643         7,798         7,298         9,402
Borrowed funds                                                     2,636         3,169         1,784         1,201         3,480
Long-term debt and capital securities                             22,826        21,175        18,985        19,432        18,615
Derivative liabilities                                               574           547           459           293           313
Accrued expenses and other liabilities                             3,432         2,696         2,482         2,267         1,958
                                                               ---------     ---------------------------------------------------
    TOTAL LIABILITIES                                            107,833       104,303        92,889        90,035        94,579
STOCKHOLDERS' EQUITY
  Preferred                                                            -             -             -             1             1
  Common                                                           8,600         8,386         8,218         7,885         7,528
                                                               ---------     ---------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                                     8,600         8,386         8,218         7,886         7,529
                                                               ---------     ---------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $116,433      $112,689      $101,107       $97,921      $102,108
                                                               =========     ===================================================

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                     $3,457        $3,444        $2,090        $1,291        $1,320
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                           761           791           824           680           530
Noninterest bearing deposits excluding P&I and T&I balances       11,471        11,475        10,950        10,789        10,516
Core deposits excluding P&I and T&I balances                      51,869        51,159        49,621        48,739        47,640


------------------------------------------------------------------------------------------------------------------
                                                                                      2001
                                                               ---------------------------------------------------
                                                                4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                               ---------------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                   $27,060       $27,486       $27,532       $27,010
    Real estate - commercial                                       7,077         6,826         6,692         6,550
    Real estate - residential                                     14,722        14,274        13,484        13,533
    Home equity lines of credit                                    5,675         5,302         5,025         4,845
    Credit card  and other unsecured lines of credit               2,202         2,198         2,139         2,113
    Other consumer                                                11,958        12,375        12,286        12,174
                                                               ---------------------------------------------------
      TOTAL PORTFOLIO LOANS                                       68,694        68,461        67,158        66,225
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                        75             2             -             -
    Mortgage                                                      11,353         8,778         7,453         3,473
    Automobile                                                       476             -             -             -
    Credit card                                                        4             -             -           131
                                                               ---------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                 11,908         8,780         7,453         3,604
  Securities available for sale, at cost                           8,322         8,276         8,768         9,491
  Federal funds sold and security resale agreements                  118           130            81           112
  Other investments                                                  306           450           561           330
                                                               ---------------------------------------------------
      TOTAL EARNING ASSETS                                        89,348        86,097        84,021        79,762
Allowance for loan losses                                         (1,001)       (1,004)         (942)         (950)
Fair value appreciation of securities available for sale             229           202           111           123
Cash and demand balances due from banks                            3,200         3,041         3,086         3,000
Properties and equipment                                           1,083         1,074         1,071         1,078
Other real estate owned                                               63            57            48            38
Mortgage servicing assets                                          1,012           895           882           839
Goodwill                                                           1,093         1,101         1,097         1,114
Other intangible assets                                               81            87            84            75
Derivative assets                                                    470           363           232            71
Accrued income and other assets                                    2,850         2,420         2,246         2,461
                                                               ---------------------------------------------------
    TOTAL ASSETS                                                 $98,428       $94,333       $91,936       $87,611
                                                               ===================================================

LIABILITIES
DEPOSITS:
  Noninterest bearing                                            $12,526       $11,611       $11,550       $10,781
  NOW and money market accounts                                   18,840        18,378        17,963        17,276
  Savings accounts                                                 2,602         2,664         2,753         2,835
  Consumer time                                                   14,902        15,259        15,459        15,725
                                                               ---------------------------------------------------
    CORE DEPOSITS                                                 48,870        47,912        47,725        46,617
  Brokered retail CDs                                              5,052         4,858         4,920         3,666
  Other                                                            1,057         1,146         1,187         1,304
  Foreign                                                          5,757         4,847         4,241         2,390
                                                               ---------------------------------------------------
    TOTAL DEPOSITS                                                60,736        58,763        58,073        53,977
Federal funds borrowed and security
   repurchase agreements                                           9,039         9,218         8,801         7,008
Borrowed funds                                                     2,581         1,315         1,282         1,809
Long-term debt and capital securities                             16,721        16,475        15,612        16,853
Derivative liabilities                                               394           239           172            68
Accrued expenses and other liabilities                             1,624         1,217         1,128         1,246
                                                               ---------------------------------------------------
    TOTAL LIABILITIES                                             91,095        87,227        85,068        80,961
STOCKHOLDERS' EQUITY
  Preferred                                                            3            15            30            30
  Common                                                           7,330         7,091         6,838         6,620
                                                               ---------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                                     7,333         7,106         6,868         6,650
                                                               ---------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $98,428       $94,333       $91,936       $87,611
                                                               ===================================================

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                     $1,450        $1,060        $1,066          $616
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                           487           471           438           422
Noninterest bearing deposits excluding P&I and T&I balances       10,589        10,080        10,046         9,743
Core deposits excluding P&I and T&I balances                      46,933        46,381        46,221        45,579

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------
                                                                2003                       2002
                                                              -------    ----------------------------------------
                                                              1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                              -------    ----------------------------------------
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
-------------------------------------------------
Dealer*
   Floorplan loans (commercial)                                  $781       $722       $639       $696       $631
   Automobile leases (other consumer)                             518        629        791        975      1,126
   Installment loans (other consumer)                           5,828      5,844      5,645      5,447      5,516
                                                              -------    ----------------------------------------
     TOTAL DEALER                                              $7,127     $7,195     $7,075     $7,118     $7,273
                                                              =======    ========================================

NATIONAL HOME LOAN SERVICES, INC (NHLS)**
  NONCONFORMING (real estate-residential)***
   Altegra/Loan Zone originated loans                          $1,982     $2,182     $2,401     $2,617     $2,859
   First Franklin originated loans                             10,004      8,959      8,167      6,962      6,273
                                                              -------    ----------------------------------------
     TOTAL NHLS NONCONFORMING                                 $11,986    $11,141    $10,568     $9,579     $9,132
                                                              =======    ========================================

Education Finance*
   Student loans (other consumer)                                $750       $474       $377       $746       $771
   Commercial loan (commercial)                                   749        416         41          8        467
                                                              -------    ----------------------------------------
     TOTAL EDUCATION FINANCE                                   $1,499       $890       $418       $754     $1,238
                                                              =======    ========================================

NATIONAL HOME EQUITY***
   Home equity lines of credit                                 $2,481     $2,090     $1,700     $1,335       $981
   Installment loans (real estate-residential)                    951        942        974        960        897
                                                              -------    ----------------------------------------
     TOTAL NATIONAL HOME EQUITY                                $3,432     $3,032     $2,674     $2,295     $1,878
                                                              =======    ========================================

CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT****
   Credit card                                                   $932       $879       $846       $767       $762
   Personal lines of credit                                       478        483        483        478        483
   Business lines of credit                                       623        596        581        565        535
                                                              -------    ----------------------------------------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT     $2,033     $1,958     $1,910     $1,810     $1,780
                                                              =======    ========================================


------------------------------------------------------------------------------------------------------
                                                                                2001
                                                              ----------------------------------------
                                                              4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                              ----------------------------------------
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
-------------------------------------------------
Dealer*
   Floorplan loans (commercial)                                  $592       $594       $687       $755
   Automobile leases (other consumer)                           1,262      1,415      1,580      1,750
   Installment loans (other consumer)                           6,190      6,631      6,491      6,390
                                                              ----------------------------------------
     TOTAL DEALER                                              $8,044     $8,640     $8,758     $8,895
                                                              ========================================

NATIONAL HOME LOAN SERVICES, INC (NHLS)**
  NONCONFORMING (real estate-residential)***
   Altegra/Loan Zone originated loans                          $3,191     $3,545     $3,812     $4,060
   First Franklin originated loans                              5,216      4,326      3,408      3,030
                                                              ----------------------------------------
     TOTAL NHLS NONCONFORMING                                  $8,407     $7,871     $7,220     $7,090
                                                              ========================================

Education Finance*
   Student loans (other consumer)                                $567       $527       $663       $643
   Commercial loan (commercial)                                   273        294        453        425
                                                              ----------------------------------------
     TOTAL EDUCATION FINANCE                                     $840       $821     $1,116     $1,068
                                                              ========================================

NATIONAL HOME EQUITY***
   Home equity lines of credit                                   $725       $546       $421       $361
   Installment loans (real estate-residential)                    825        703        526        414
                                                              ----------------------------------------
     TOTAL NATIONAL HOME EQUITY                                $1,550     $1,249       $947       $775
                                                              ========================================

CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT****
   Credit card                                                 $1,182     $1,200     $1,177     $1,220
   Personal lines of credit                                       513        511        511        492
   Business lines of credit                                       507        487        451        401
                                                              ----------------------------------------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT     $2,202     $2,198     $2,139     $2,113
                                                              ========================================


* Represents a division under the Consumer and Small Business Financial Services line of business

**      Formerly Altegra Credit Company

*** Represents a division under the National Consumer Finance line of business

**** Represents the consolidated credit card and other unsecured lines of credit portfolio


                              SECURITIZED BALANCES
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------
                                                     2003                       2002
                                                   -------    ----------------------------------------
                                                   1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                   -------    ----------------------------------------
CREDIT CARD LOANS
--------------------------------------
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                          $932       $879       $846       $767       $762
     Loans held for securitization                       -          -          -          -        142
     Loans securitized                               1,450      1,450      1,450      1,450      1,308
                                                   -------    ----------------------------------------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS     $2,382     $2,329     $2,296     $2,217     $2,212
                                                   =======    ========================================

  End of period balances:
     Loans held in portfolio                          $916       $950       $839       $819       $712
     Loans held for securitization                       -          -          -          -          -
     Loans securitized                               1,450      1,450      1,450      1,450      1,450
                                                   -------    ----------------------------------------
        TOTAL MANAGED CREDIT CARD LOANS             $2,366     $2,400     $2,289     $2,269     $2,162
                                                   =======    ========================================

AUTOMOBILE LOANS
--------------------------------------
MANAGED AUTOMOBILE LOANS*:
  Average balances:
     Loans held in portfolio                        $3,578     $3,579     $3,446     $3,257     $3,315
     Loans held for securitization                       -          -          -          -      1,007
     Loans securitized                                 791        877        969      1,060         37
                                                   -------    ----------------------------------------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS      $4,369     $4,456     $4,415     $4,317     $4,359
                                                   =======    ========================================

  End of period balances:
     Loans held in portfolio                        $3,581     $3,566     $3,525     $3,306     $3,216
     Loans held for securitization                       -          -          -          -          -
     Loans securitized                                 745        834        924      1,016      1,111
                                                   -------    ----------------------------------------
        TOTAL MANAGED AUTOMOBILE LOANS              $4,326     $4,400     $4,449     $4,322     $4,327
                                                   =======    ========================================


-------------------------------------------------------------------------------------------
                                                                     2001
                                                   ----------------------------------------
                                                   4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                   ----------------------------------------
CREDIT CARD LOANS
--------------------------------------
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                        $1,182     $1,200     $1,177     $1,220
     Loans held for securitization                       4          -          -        131
     Loans securitized                               1,025      1,025      1,025        874
                                                   ----------------------------------------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS     $2,211     $2,225     $2,202     $2,225
                                                   ========================================

  End of period balances:
     Loans held in portfolio                          $839     $1,189     $1,212     $1,158
     Loans held for securitization                     402          -          -          -
     Loans securitized                               1,025      1,025      1,025      1,025
                                                   ----------------------------------------
        TOTAL MANAGED CREDIT CARD LOANS             $2,266     $2,214     $2,237     $2,183
                                                   ========================================

AUTOMOBILE LOANS
--------------------------------------
MANAGED AUTOMOBILE LOANS*:
  Average balances:
     Loans held in portfolio                        $3,992     $4,416     $4,343     $4,278
     Loans held for securitization                     476          -          -          -
     Loans securitized                                   -          -          -          -
                                                   ----------------------------------------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS      $4,468     $4,416     $4,343     $4,278
                                                   ========================================

  End of period balances:
     Loans held in portfolio                        $3,576     $4,450     $4,339     $4,281
     Loans held for securitization                     824          -          -          -
     Loans securitized                                   -          -          -          -
                                                   ----------------------------------------
        TOTAL MANAGED AUTOMOBILE LOANS              $4,400     $4,450     $4,339     $4,281
                                                   ========================================


*       Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                ($ IN MILLIONS)

---------------------------------------------------------------------------------------------------------------------------------
                                                                        2003                            2002
                                                                     --------     -----------------------------------------------
                                                                      1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                     --------     -----------------------------------------------
BANK STOCK FUND
------------------------------------------------------------
Cost basis of investments                                                $262          $75         $257         $155         $272
Unrealized gains (losses), net                                            (11)          (4)         (40)          (2)          24
                                                                     --------     -----------------------------------------------
  FAIR VALUE OF INVESTMENTS                                              $251          $71         $217         $153         $296
                                                                     ========     ===============================================

INTANGIBLE ASSETS
------------------------------------------------------------
Goodwill                                                               $1,078       $1,078       $1,078       $1,078       $1,078
Core deposit intangibles                                                   25           28           31           35           38
Credit card intangibles                                                     4            4            5            4            3
Other intangibles                                                          40           43           44           42           43
                                                                     --------     -----------------------------------------------
  TOTAL INTANGIBLE ASSETS                                              $1,147       $1,153       $1,158       $1,159       $1,162
                                                                     ========     ===============================================

MEMO:
Holding company investment in subsidiaries                            $10,433       $9,937       $9,472       $9,082       $9,289
Holding company intangible assets                                          59           59           59           59           59
Double leverage ratio *                                                1.22 x       1.20 x       1.17 x       1.15 x       1.22 x

PRINCIPAL INVESTMENTS**
------------------------------------------------------------
TYPE OF INVESTMENT:
  Direct investments in public entities                                    $1            -            -           $1           $1
  Direct investments in nonpublic entities                                328         $317         $318          318          289
  Indirect investments (fund)                                             264          255          249          238          220
                                                                     --------     -----------------------------------------------
     TOTAL INVESTMENTS                                                   $593         $572         $567         $557         $510
                                                                     ========     ===============================================

TYPE OF SECURITY:
  Common stock                                                            $15          $15          $15          $13          $14
  Convertible debt and preferred stock                                     57           58           63           64           55
  Investments in partnerships, funds and other equity instruments         348          335          329          319          297
  Mezzanine (subordinated) debt                                           173          164          160          161          144
                                                                     --------     -----------------------------------------------
     TOTAL INVESTMENTS                                                   $593         $572         $567         $557         $510
                                                                     ========     ===============================================

MEMO:
Commitments to fund principal investments                                $240         $242         $252         $285         $318


-----------------------------------------------------------------------------------------------------------------
                                                                                         2001
                                                                     --------------------------------------------
                                                                      4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                     --------------------------------------------
BANK STOCK FUND
------------------------------------------------------------
Cost basis of investments                                                $400        $351        $381        $337
Unrealized gains (losses), net                                             45          29          65          34
                                                                     --------------------------------------------
  FAIR VALUE OF INVESTMENTS                                              $445        $380        $446        $371
                                                                     ============================================

INTANGIBLE ASSETS
------------------------------------------------------------
Goodwill                                                               $1,086      $1,103      $1,117      $1,106
Core deposit intangibles                                                   33          36          39          41
Credit card intangibles                                                     3           3           3           4
Other intangibles                                                          45          44          48          29
                                                                     --------------------------------------------
  TOTAL INTANGIBLE ASSETS                                              $1,167      $1,186      $1,207      $1,180
                                                                     ============================================

MEMO:
Holding company investment in subsidiaries                             $8,798      $8,863      $8,656      $8,409
Holding company intangible assets                                          59          91          76          78
Double leverage ratio *                                                1.20 x      1.24 x      1.25 x      1.26 x

PRINCIPAL INVESTMENTS**
------------------------------------------------------------
TYPE OF INVESTMENT:
  Direct investments in public entities                                    $6          $9         $15          $4
  Direct investments in nonpublic entities                                280         256         255         256
  Indirect investments (fund)                                             209         194         178         171
                                                                     --------------------------------------------
     TOTAL INVESTMENTS                                                   $495        $459        $448        $431
                                                                     ============================================

TYPE OF SECURITY:
  Common stock                                                            $16         $16         $22         $12
  Convertible debt and preferred stock                                     54          47          47          45
  Investments in partnerships, funds and other equity instruments         284         270         252         238
  Mezzanine (subordinated) debt                                           141         126         127         136
                                                                     --------------------------------------------
     TOTAL INVESTMENTS                                                   $495        $459        $448        $431
                                                                     ============================================

MEMO:
Commitments to fund principal investments                                $290        $343        $327        $315


* Holding company investment in subsidiaries and intangible assets divided by consolidated equity

** Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------------------------
                                                            2003                              2002
                                                         ---------     ---------------------------------------------------
                                                          1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                         ---------     ---------------------------------------------------
AVERAGE BALANCES
----------------------------------------------------
ASSETS
Earning Assets:
  Loans*:
     Commercial                                            $24,610       $25,345       $24,881       $25,127       $26,137
     Real estate - commercial                                9,420         8,383         8,037         7,909         7,682
     Real estate - residential                              43,535        36,372        27,728        25,504        28,794
     Home equity lines of credit                             8,152         7,857         7,316         6,679         6,066
     Credit card and other unsecured lines of credit         2,033         1,958         1,910         1,810         1,922
     Other consumer                                          7,957        11,052        10,924        11,244        12,343
                                                         ---------     ---------------------------------------------------
       Total loans                                          95,707        90,967        80,796        78,273        82,944
  Securities available for sale, at cost:
     Taxable                                                 7,650         8,825         7,668         7,981         8,145
     Tax-exempt                                                645           659           668           679           689
                                                         ---------     ---------------------------------------------------
       Total securities available for sale                   8,295         9,484         8,336         8,660         8,834
  Federal funds sold, security resale agreements, and
     other investments                                         783           864           882           864           800
                                                         ---------     ---------------------------------------------------
  Total earning assets                                     104,785       101,315        90,014        87,797        92,578
  Allowance for loan losses                                 (1,101)       (1,079)       (1,031)       (1,000)       (1,021)
  Fair value appreciation (depreciation) of
     securities available for sale                             324           318           299           208           188
  Nonearning assets                                         12,425        12,135        11,825        10,916        10,363
                                                         ---------     ---------------------------------------------------
TOTAL ASSETS                                              $116,433      $112,689      $101,107       $97,921      $102,108
                                                         =========     ===================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                         $23,489       $22,385       $21,006       $20,119       $19,411
     Savings accounts                                        2,458         2,488         2,543         2,622         2,594
     Consumer time deposits                                 14,451        14,811        15,122        15,209        15,119
     Other deposits                                          3,370         3,415         3,065         3,462         4,529
     Foreign deposits                                        6,602         7,264         5,781         5,372         6,792
     Federal funds borrowed                                  9,171         7,297         4,482         4,092         5,961
     Security repurchase agreements                          3,135         3,346         3,316         3,206         3,441
     Borrowed funds                                          2,636         3,169         1,784         1,201         3,480
     Long-term debt and capital securities                  22,826        21,175        18,985        19,432        18,615
                                                         ---------     ---------------------------------------------------
  Total interest bearing liabilities                        88,138        85,350        76,084        74,715        79,942
  Noninterest bearing deposits                              15,689        15,710        13,864        12,760        12,366
  Accrued interest and other liabilities                     4,006         3,243         2,941         2,560         2,271
                                                         ---------     ---------------------------------------------------
  TOTAL LIABILITIES                                        107,833       104,303        92,889        90,035        94,579
  TOTAL STOCKHOLDERS' EQUITY                                 8,600         8,386         8,218         7,886         7,529
                                                         ---------     ---------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $116,433      $112,689      $101,107       $97,921      $102,108
                                                         =========     ===================================================

MEMO:
Interest bearing core deposits                             $40,398       $39,684       $38,671       $37,950       $37,124
Interest bearing total deposits                             50,370        50,363        47,517        46,784        48,445
Borrowed funding and long-term debt                         37,768        34,987        28,567        27,931        31,497


------------------------------------------------------------------------------------------------------------
                                                                                2001
                                                         ---------------------------------------------------
                                                          4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                         ---------------------------------------------------
AVERAGE BALANCES
----------------------------------------------------
ASSETS
Earning Assets:
  Loans*:
     Commercial                                            $27,135       $27,488       $27,532       $27,010
     Real estate - commercial                                7,077         6,826         6,692         6,550
     Real estate - residential                              26,075        23,052        20,937        17,006
     Home equity lines of credit                             5,675         5,302         5,025         4,845
     Credit card and other unsecured lines of credit         2,206         2,198         2,139         2,244
     Other consumer                                         12,434        12,375        12,286        12,174
                                                         ---------------------------------------------------
       Total loans                                          80,602        77,241        74,611        69,829
  Securities available for sale, at cost:
     Taxable                                                 7,613         7,557         8,024         8,730
     Tax-exempt                                                709           719           744           761
                                                         ---------------------------------------------------
       Total securities available for sale                   8,322         8,276         8,768         9,491
  Federal funds sold, security resale agreements, and
     other investments                                         424           580           642           442
                                                         ---------------------------------------------------
  Total earning assets                                      89,348        86,097        84,021        79,762
  Allowance for loan losses                                 (1,001)       (1,004)         (942)         (950)
  Fair value appreciation (depreciation) of
     securities available for sale                             229           202           111           123
  Nonearning assets                                          9,852         9,038         8,746         8,676
                                                         ---------------------------------------------------
TOTAL ASSETS                                               $98,428       $94,333       $91,936       $87,611
                                                         ===================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                         $18,840       $18,378       $17,963       $17,276
     Savings accounts                                        2,602         2,664         2,753         2,835
     Consumer time deposits                                 14,902        15,259        15,459        15,725
     Other deposits                                          6,109         6,004         6,107         4,970
     Foreign deposits                                        5,757         4,847         4,241         2,390
     Federal funds borrowed                                  5,093         5,237         5,012         3,180
     Security repurchase agreements                          3,946         3,981         3,789         3,828
     Borrowed funds                                          2,581         1,315         1,282         1,809
     Long-term debt and capital securities                  16,721        16,475        15,612        16,853
                                                         ---------------------------------------------------
  Total interest bearing liabilities                        76,551        74,160        72,218        68,866
  Noninterest bearing deposits                              12,526        11,611        11,550        10,781
  Accrued interest and other liabilities                     2,018         1,456         1,300         1,314
                                                         ---------------------------------------------------
  TOTAL LIABILITIES                                         91,095        87,227        85,068        80,961
  TOTAL STOCKHOLDERS' EQUITY                                 7,333         7,106         6,868         6,650
                                                         ---------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $98,428       $94,333       $91,936       $87,611
                                                         ===================================================

MEMO:
Interest bearing core deposits                             $36,344       $36,301       $36,175       $35,836
Interest bearing total deposits                             48,210        47,152        46,523        43,196
Borrowed funding and long-term debt                         28,341        27,008        25,695        25,670


*       Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------
                                                           2003                       2002
                                                         -------    ----------------------------------------
                                                         1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                         -------    ----------------------------------------
INTEREST
---------------------------------------------------
ASSETS
Earning Assets:
  Loans*:
     Commercial                                             $245       $285       $301       $309       $317
     Real estate - commercial                                145        136        133        134        131
     Real estate - residential                               730        606        507        481        525
     Home equity lines of credit                              89         98         92         84         77
     Credit card and other unsecured lines of credit          44         42         44         44         46
     Other consumer                                          148        227        232        236        258
                                                         -------    ----------------------------------------
       Total loans                                         1,401      1,394      1,309      1,288      1,354
  Securities available for sale, at cost:
     Taxable                                                 102        124        119        132        134
     Tax-exempt                                               13         13         14         14         14
                                                         -------    ----------------------------------------
       Total securities available for sale                   115        137        133        146        148
  Federal funds sold, security resale agreements, and
     other investments                                        11          9          9         10          9
                                                         -------    ----------------------------------------
  TOTAL EARNING ASSETS                                    $1,527     $1,540     $1,451     $1,444     $1,511
                                                         =======    ========================================

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                           $68        $77        $78        $74        $72
     Savings accounts                                          3          4          5          6          6
     Consumer time deposits                                  137        149        160        166        171
     Other deposits                                           12         15         15         16         21
     Foreign deposits                                         23         30         27         26         31
     Federal funds borrowed                                   36         34         25         24         33
     Security repurchase agreements                            6          8          9          9          9
     Borrowed funds                                            9         12          7          5         13
     Long-term debt and capital securities                   132        130        146        147        150
                                                         -------    ----------------------------------------
  TOTAL INTEREST BEARING LIABILITIES                        $426       $459       $472       $473       $506
                                                         =======    ========================================

TAX-EQUIVALENT NET INTEREST INCOME                        $1,101     $1,081       $979       $971     $1,005
                                                         =======    ========================================

MEMO:
Interest bearing core deposits                              $208       $230       $243       $246       $249
Interest bearing total deposits                              243        275        285        288        301
Borrowed funding and long-term debt                          183        184        187        186        205


-------------------------------------------------------------------------------------------------
                                                                           2001
                                                         ----------------------------------------
                                                         4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                         ----------------------------------------
INTEREST
---------------------------------------------------
ASSETS
Earning Assets:
  Loans*:
     Commercial                                             $369       $457       $503       $562
     Real estate - commercial                                129        135        137        139
     Real estate - residential                               484        463        411        354
     Home equity lines of credit                              87         95        101        114
     Credit card and other unsecured lines of credit          60         64         65         75
     Other consumer                                          268        270        269        265
                                                         ----------------------------------------
       Total loans                                         1,397      1,484      1,486      1,509
  Securities available for sale, at cost:
     Taxable                                                 106        115        125        134
     Tax-exempt                                               14         15         15         15
                                                         ----------------------------------------
       Total securities available for sale                   120        130        140        149
  Federal funds sold, security resale agreements, and
     other investments                                         6          9          8         10
                                                         ----------------------------------------
  TOTAL EARNING ASSETS                                    $1,523     $1,623     $1,634     $1,668
                                                         ========================================

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                           $87       $118       $137       $161
     Savings accounts                                          7          8         10         11
     Consumer time deposits                                  185        206        221        231
     Other deposits                                           42         59         71         72
     Foreign deposits                                         31         44         45         32
     Federal funds borrowed                                   34         49         56         47
     Security repurchase agreements                           13         25         30         43
     Borrowed funds                                           11         12         14         27
     Long-term debt and capital securities                   160        197        215        265
                                                         ----------------------------------------
  TOTAL INTEREST BEARING LIABILITIES                        $570       $718       $799       $889
                                                         ========================================

TAX-EQUIVALENT NET INTEREST INCOME                          $953       $905       $835       $779
                                                         ========================================

MEMO:
Interest bearing core deposits                              $279       $332       $368       $403
Interest bearing total deposits                              352        435        484        507
Borrowed funding and long-term debt                          218        283        315        382


*       Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------
                                                           2003                          2002
                                                         -------     -------------------------------------------
                                                         1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                         -------     -------------------------------------------
RATES
----------------------------------------------------
ASSETS
Earning Assets:
  Loans*:
     Commercial                                             4.03%       4.45%       4.80%       4.94%       4.92%
     Real estate - commercial                               6.25        6.46        6.57        6.81        6.90
     Real estate - residential                              6.71        6.66        7.31        7.54        7.30
     Home equity lines of credit                            4.36        4.97        5.04        5.04        5.06
     Credit card and other unsecured lines of credit        8.68        8.53        9.20        9.64        9.70
     Other consumer                                         7.55        8.16        8.44        8.40        8.49
                                                         -------     -------------------------------------------
       Total loans                                          5.89        6.10        6.46        6.59        6.58
  Securities available for sale, at cost:
     Taxable                                                5.37        5.67        6.18        6.63        6.56
     Tax-exempt                                             8.06        8.14        8.15        8.15        8.16
                                                         -------     -------------------------------------------
       Total securities available for sale                  5.58        5.84        6.33        6.75        6.69
  Federal funds sold, security resale agreements, and
     other investments                                      5.71        3.88        4.03        4.48        4.73
                                                         -------     -------     -------     -------     -------
  TOTAL EARNING ASSETS                                      5.86        6.06        6.42        6.59        6.58
                                                         =======     ===========================================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                          1.18        1.37        1.47        1.48        1.50
     Savings accounts                                        .58         .71         .80         .85         .90
     Consumer time deposits                                 3.86        4.00        4.16        4.38        4.59
     Other deposits                                         1.42        1.73        1.89        1.86        1.87
     Foreign deposits                                       1.42        1.62        1.87        1.91        1.88
     Federal funds borrowed                                 1.59        1.83        2.25        2.32        2.24
     Security repurchase agreements                          .73        0.95        1.08        1.07        1.07
     Borrowed funds                                         1.38        1.50        1.59        1.66        1.55
     Long-term debt and capital securities                  2.33        2.44        3.06        3.07        3.25
                                                         -------     -------------------------------------------
  TOTAL INTEREST BEARING LIABILITIES                        1.96        2.14        2.46        2.54        2.57
                                                         =======     ===========================================

NET INTEREST SPREAD                                         3.90        3.92        3.96        4.05        4.01
Contribution of noninterest bearing sources of funds         .31         .34         .38         .37         .35
                                                         -------     -------------------------------------------
NET INTEREST MARGIN                                         4.21%       4.26%       4.34%       4.42%       4.36%
                                                         =======     ===========================================

MEMO:
Interest bearing core deposits                              2.10%       2.31%       2.48%       2.60%       2.72%
Interest bearing total deposits                             1.97        2.17        2.37        2.46        2.52
Borrowed funding and long-term debt                         1.95        2.08        2.61        2.67        2.64


----------------------------------------------------------------------------------------------------
                                                                            2001
                                                         -------------------------------------------
                                                         4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                         -------------------------------------------
RATES
----------------------------------------------------
ASSETS
Earning Assets:
  Loans*:
     Commercial                                             5.40%       6.59%       7.32%       8.44%
     Real estate - commercial                               7.27        7.89        8.18        8.57
     Real estate - residential                              7.42        8.03        7.86        8.32
     Home equity lines of credit                            6.15        7.16        8.04        9.40
     Credit card and other unsecured lines of credit       10.72       11.60       12.21       13.62
     Other consumer                                         8.53        8.66        8.78        8.83
                                                         -------------------------------------------
       Total loans                                          6.90        7.65        7.98        8.72
  Securities available for sale, at cost:
     Taxable                                                5.59        6.08        6.23        6.13
     Tax-exempt                                             8.18        8.17        8.13        8.08
                                                         -------------------------------------------
       Total securities available for sale                  5.81        6.26        6.39        6.29
  Federal funds sold, security resale agreements, and
     other investments                                      5.38        6.07        5.24        9.04
                                                         -------     -------     -------     -------
  TOTAL EARNING ASSETS                                      6.79        7.51        7.79        8.44
                                                         ===========================================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                          1.83        2.54        3.06        3.78
     Savings accounts                                       1.06        1.29        1.41        1.53
     Consumer time deposits                                 4.93        5.36        5.74        5.95
     Other deposits                                         2.68        3.91        4.68        5.85
     Foreign deposits                                       2.22        3.56        4.21        5.44
     Federal funds borrowed                                 2.63        3.71        4.50        6.02
     Security repurchase agreements                         1.35        2.46        3.21        4.53
     Borrowed funds                                         1.65        3.56        4.43        6.12
     Long-term debt and capital securities                  3.81        4.75        5.51        6.36
                                                         -------------------------------------------
  TOTAL INTEREST BEARING LIABILITIES                        2.96        3.84        4.44        5.23
                                                         ===========================================

NET INTEREST SPREAD                                         3.83        3.67        3.35        3.21
Contribution of noninterest bearing sources of funds         .42         .53         .63         .71
                                                         -------------------------------------------
NET INTEREST MARGIN                                         4.25%       4.20%       3.98%       3.92%
                                                         ===========================================

MEMO:
Interest bearing core deposits                              3.05%       3.64%       4.08%       4.55%
Interest bearing total deposits                             2.90        3.66        4.17        4.75
Borrowed funding and long-term debt                         3.05        4.15        4.92        6.04


*       Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

-------------------------------------------------------------------------------------------------------------------------------
                                                    2003                                      2002
                                               ------------     ---------------------------------------------------------------
                                                  1ST QTR          4TH QTR          3RD QTR           2ND QTR         1ST QTR
                                               ------------     ---------------------------------------------------------------
Per common share:
  Basic net income                                     $.81             $.62             $.61             $.65             $.73
  Diluted net income                                    .81              .62              .61              .63              .73
  Trailing four quarters basic net income              2.69             2.61             2.56             2.54             2.47
  Trailing four quarters diluted net income            2.67             2.59             2.54             2.51             2.45
  Dividend declared                                    .305             .305             .305             .295             .295
  Dividend paid                                        .305             .305             .305             .295             .295
Dividend payout ratio*                                37.65%           49.19%           50.00%           46.83%           40.41%
Dividend yield (annualized)**                          4.38             4.47             4.28             3.55             3.84
P/E ratio***                                        10.43 x          10.55 x          11.23 x          13.25 x          12.56 x

Common dividends declared                              $187             $187             $186             $180             $179
Preferred dividends declared                              -                -                -                -                -

Common dividends paid                                  $187             $187             $186             $180             $179
Preferred dividends paid                                  -                -                -                -                -

Shares outstanding****:
  Average basic                                     611,522          611,896          611,639          609,336          607,815
  Average diluted                                   615,579          615,972          617,850          616,793          614,042
  Ending common                                     610,972          611,491          612,180          610,479          608,395

Common stock price:
  High                                               $29.45           $29.82           $33.49           $33.75           $31.16
  Low                                                 26.53            24.60            25.58            29.60            26.31
  Close                                               27.85            27.32            28.53            33.25            30.76

Book value per common share                          $14.05           $13.59           $13.32           $13.02           $12.61
Tangible book value per common share                  12.18            11.70            11.43            11.12            10.70
Other comprehensive income per share                    .09              .11              .14              .15              .12

Market to book value                                  198.2%           201.0%           214.2%           255.4%           243.9%

Market capitalization of common stock               $17,016          $16,706          $17,465          $20,298          $18,714


--------------------------------------------------------------------------------------------------------------
                                                                             2001
                                               ---------------------------------------------------------------
                                                  4TH QTR          3RD QTR          2ND QTR          1ST QTR
                                               ---------------------------------------------------------------
Per common share:
  Basic net income                                     $.57             $.59             $.58             $.56
  Diluted net income                                    .57              .58              .57              .55
  Trailing four quarters basic net income              2.30             2.23             2.19             2.17
  Trailing four quarters diluted net income            2.27             2.20             2.16             2.15
  Dividend declared                                    .295             .295             .285             .285
  Dividend paid                                        .295             .295             .285             .285
Dividend payout ratio*                                51.75%           50.86%           50.00%           51.82%
Dividend yield (annualized)**                          4.04             3.94             3.70             4.26
P/E ratio***                                        12.88 x          13.61 x          14.25 x          12.44 x

Common dividends declared                              $179             $178             $171             $171
Preferred dividends declared                              -                -                -                -

Common dividends paid                                  $180             $178             $171             $171
Preferred dividends paid                                  -                -                -                -

Shares outstanding****:
  Average basic                                     606,940          605,005          601,529          600,889
  Average diluted                                   612,984          613,829          610,782          610,100
  Ending common                                     607,355          606,005          603,093          600,750

Common stock price:
  High                                               $30.30           $32.70           $30.86           $30.31
  Low                                                 26.15            26.00            25.56            23.69
  Close                                               29.24            29.95            30.78            26.75

Book value per common share                          $12.15           $11.87           $11.52           $11.19
Tangible book value per common share                  10.23             9.91             9.52             9.23
Other comprehensive income per share                    .12              .11              .08              .05

Market to book value                                  240.7%           252.3%           267.2%           239.1%

Market capitalization of common stock               $17,759          $18,150          $18,563          $16,070

*       Dividend declared divided by diluted net income per common share

**      Dividend declared (annualized) divided by quarter-end stock price

*** Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

****    In thousands

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


-----------------------------------------------------------------------------------------------------------------------------
                                                           2003                                 2002
                                                        ---------      ------------------------------------------------------
                                                         1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                        ---------      ------------------------------------------------------
LONG-TERM DEBT AND BORROWED FUNDS
----------------------------------------------------
LONG-TERM DEBT:
Total parent company debt                                  $2,289         $2,005         $2,005         $1,923         $1,960
Subsidiary debt:
  Subordinated debt                                         1,785          1,796          1,782          1,701          1,631
  Senior bank notes                                        15,716         14,998         13,480         11,554         12,170
  Capital securities                                          180            180            180            180            180
  FHLB advances and other                                   4,002          3,751          3,751          3,747          3,750
                                                        ---------      ------------------------------------------------------
    Total subsidiary debt                                  21,683         20,725         19,193         17,182         17,731
                                                        ---------      ------------------------------------------------------
  TOTAL LONG-TERM DEBT                                    $23,972        $22,730        $21,198        $19,105        $19,691
                                                        =========      ======================================================

BORROWED FUNDS:
U.S. Treasury demand notes                                   $352         $8,882         $8,364         $6,285           $578
Short-term senior bank notes                                  555          1,560              -              -              -
Commercial paper and other                                    829          1,052          1,438            374            531
                                                        ---------      ------------------------------------------------------
  TOTAL BORROWED FUNDS                                     $1,736        $11,494         $9,802         $6,659         $1,109
                                                        =========      ======================================================

STOCKHOLDERS' EQUITY
----------------------------------------------------
Preferred                                                       -              -              -             $1             $1
Common                                                     $8,587         $8,308         $8,157          7,947          7,671
                                                        ---------      ------------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                               $8,587         $8,308         $8,157         $7,948         $7,672
                                                        =========      ======================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                                $191           $223           $221           $173            $83
SFAS 133 unrealized loss, net                                (135)          (156)          (133)           (83)           (13)
                                                        ---------      ------------------------------------------------------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                                        $56            $67            $88            $90            $70
                                                        =========      ======================================================

RISK-BASED CAPITAL*
----------------------------------------------------
Tier 1 capital                                             $7,534         $7,263         $7,081         $6,812         $6,546
Total risk-based capital                                   11,518         10,997         10,796         10,519         10,324
Risk-weighted assets                                       96,269         95,511         90,967         85,967         85,409

Tier 1 capital ratio                                         7.83%          7.60%          7.78%          7.92%          7.66%
Total risk-based capital ratio                              11.96          11.51          11.87          12.24          12.09
Leverage ratio                                               6.54           6.52           7.09           7.05           6.49

COMMON STOCK REPURCHASE ACTIVITY
----------------------------------------------------
Number of common shares repurchased                           1.4            1.3              -              -              -
Average price per share of repurchased common shares       $27.24         $25.73              -              -              -
Total cost                                                  37.63          32.53              -              -              -
Common shares remaining under authorization**                37.9           14.3           15.6           15.6           15.6

SELECTED RATIOS AND OTHER
----------------------------------------------------
Long-term debt to equity                                   279.16%        273.60%        259.88%        240.37%        256.65%
Long-term debt to total capitalization                      73.63          73.23          72.21          70.62          71.96
Equity to assets                                             7.31           7.03           7.46           8.02           7.67
Common equity to assets                                      7.31           7.03           7.46           8.02           7.67
Tangible equity to assets***                                 6.39           6.11           6.47           6.93           6.58
Tangible common equity to assets***                          6.39           6.11           6.47           6.93           6.58

Minority interest****                                         $71            $70            $68            $65            $62


---------------------------------------------------------------------------------------------------------------
                                                                                  2001
                                                        -------------------------------------------------------
                                                          4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                        -------------------------------------------------------
LONG-TERM DEBT AND BORROWED FUNDS
----------------------------------------------------
LONG-TERM DEBT:
Total parent company debt                                 $  1,968         $2,009         $1,948         $1,963
Subsidiary debt:
  Subordinated debt                                          1,655          1,189          1,142          1,149
  Senior bank notes                                          9,762          9,554          9,481          8,981
  Capital securities                                           180            180            180            180
  FHLB advances and other                                    3,751          3,751          3,743          3,237
                                                        -------------------------------------------------------
    Total subsidiary debt                                   15,348         14,674         14,546         13,547
                                                        -------------------------------------------------------
  TOTAL LONG-TERM DEBT                                     $17,316        $16,683        $16,494        $15,510
                                                        =======================================================

BORROWED FUNDS:
U.S. Treasury demand notes                                  $8,191         $1,066         $2,872           $793
Short-term senior bank notes                                     -              -              -              -
Commercial paper and other                                     388            470            614            851
                                                        -------------------------------------------------------
  TOTAL BORROWED FUNDS                                      $8,579         $1,536         $3,486         $1,644
                                                        =======================================================

STOCKHOLDERS' EQUITY
----------------------------------------------------
Preferred                                                       $1             $8            $30            $30
Common                                                       7,380          7,194          6,950          6,724
                                                        -------------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                                $7,381         $7,202         $6,980         $6,754
                                                        =======================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                                 $105           $173           $101            $85
SFAS 133 unrealized loss, net                                  (33)          (107)           (52)           (52)
                                                        -------------------------------------------------------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                                         $72            $66            $49            $33
                                                        =======================================================

RISK-BASED CAPITAL*
----------------------------------------------------
Tier 1 capital                                              $6,269         $6,100         $5,855         $5,686
Total risk-based capital                                    10,135          9,470          9,264          9,161
Risk-weighted assets                                        89,653         84,063         82,957         80,087

Tier 1 capital ratio                                          6.99%          7.26%          7.06%          7.10%
Total risk-based capital ratio                               11.31          11.27          11.17          11.44
Leverage ratio                                                6.45           6.55           6.46           6.59

COMMON STOCK REPURCHASE ACTIVITY
----------------------------------------------------
Number of common shares repurchased                              -              -              -            9.3
Average price per share of repurchased common shares             -              -              -         $17.84
Total cost                                                       -              -              -         166.20
Common shares remaining under authorization**                 15.6           15.6           15.6           15.6

SELECTED RATIOS AND OTHER
----------------------------------------------------
Long-term debt to equity                                    234.60%        231.64%        236.30%        229.63%
Long-term debt to total capitalization                       70.11          69.85          70.26          69.66
Equity to assets                                              6.98           7.49           7.39           7.44
Common equity to assets                                       6.98           7.48           7.36           7.40
Tangible equity to assets***                                  5.94           6.33           6.19           6.22
Tangible common equity to assets***                           5.94           6.32           6.16           6.19

Minority interest****                                          $58            $53            $48            $51

*       First quarter 2003 risk-based capital is based upon preliminary data

** In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock

***     Excludes goodwill and other intangible assets

****    Included in other liabilities on the consolidated balance sheet

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------------------------
                                                                      2003                        2002
                                                                    -------    -------------------------------------------
                                                                    1ST QTR    4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                    -------    -------------------------------------------
Mortgage banking revenue                                               $394       $206        $178        $248        $195
Deposit service charges                                                 135        137         132         126         119
Payment processing revenue                                              105        116         114         112         109
Trust and investment management fees                                     69         70          74          85          78
Card-related fees                                                        41         46          47          32          32
Other service fees                                                       28         25          24          31          22
Brokerage revenue                                                        24         26          25          31          27
Ineffective hedge and other derivative gains, net*                        7         12          (1)          2          11
Principal investment gains (losses), net                                  6         (2)        (17)         (2)         (2)
Student loan sale gains (losses), net                                     -          -           1          10           -
Demutualization gains on insurance company holdings                       -          -           -           -           -
Initial gains from the securitization of credit card receivables          -          -           -           -          25
Initial gain from the securitization of automobile receivables            -          -           -           -          25
Consideration from the sale of NAMCO preferred shares                     -          -           -           5           -
All other                                                                57         55          43          49          50
                                                                    -------    -------------------------------------------
  TOTAL FEES AND OTHER INCOME                                           866        691         620         729         691
Bank stock fund                                                           -        (16)          -          42          49
Other securities                                                          -         (1)          -           2           5
                                                                    -------    -------------------------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET                                    -        (17)          -          44          54
                                                                    -------    -------------------------------------------
    TOTAL NONINTEREST INCOME                                           $866       $674        $620        $773        $745
                                                                    =======    ===========================================


-------------------------------------------------------------------------------------------------------------
                                                                                      2001
                                                                   ------------------------------------------
                                                                   4TH QTR     3RD QTR     2ND QTR    1ST QTR
                                                                   ------------------------------------------
Mortgage banking revenue                                              $160        $126        $115       $124
Deposit service charges                                                122         117         118        112
Payment processing revenue                                             123         120         116        106
Trust and investment management fees                                    73          79          86         82
Card-related fees                                                       43          43          39         45
Other service fees                                                      26          37          26         26
Brokerage revenue                                                       29          22          24         23
Ineffective hedge and other derivative gains, net*                      14           5           9          9
Principal investment gains (losses), net                                (4)         (6)          7          -
Student loan sale gains (losses), net                                   (1)          5           -          1
Demutualization gains on insurance company holdings                     20           -           -          -
Initial gains from the securitization of credit card receivables         -           -           -         21
Initial gain from the securitization of automobile receivables           -           -           -          -
Consideration from the sale of NAMCO preferred shares                    -           -          89          -
All other                                                               51          49          53         49
                                                                   ------------------------------------------
  TOTAL FEES AND OTHER INCOME                                          656         597         682        598
Bank stock fund                                                          -          21          17         85
Other securities                                                        19           -           -          3
                                                                   ------------------------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET                                  19          21          17         88
                                                                   ------------------------------------------
    TOTAL NONINTEREST INCOME                                          $675        $618        $699       $686
                                                                   ==========================================


* Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue


                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------------
                                                            2003                        2002
                                                          -------    -----------------------------------------
                                                          1ST QTR    4TH QTR    3RD QTR     2ND QTR    1ST QTR
                                                          -------    -----------------------------------------
Salaries, benefits, and other personnel                      $561       $527       $449        $445       $444
Equipment                                                      65         65         57          61         62
Net occupancy                                                  58         59         56          55         55
Third-party services                                           65         70         55          60         54
Card processing                                                52         54         51          52         54
Telecommunications                                             21         22         21          22         21
Marketing and public relations                                 17         19         26          75         26
Postage                                                        20         19         19          17         19
Travel and entertainment                                       13         18         14          15         14
Supplies                                                       13         15         13          13         13
State and local taxes                                          16         15         15          14         17
Goodwill and other intangible asset amortization*               5          6          5           5          5
FDIC assessments                                                2          4          2           2          2
OREO expense, net                                               3          8          5           6          5
Automobile lease residual value write-downs                    25          -          -          38         13
Commercial lease residual value write-downs (recovery)         17          5         (1)          5          -
Impairment, fraud, and other losses, net                        9         40         23          53         20
Loss on commercial paper conduit consolidation                  -          -         16           -          -
All other                                                      47         65         44          36         51
                                                          -------    -----------------------------------------
 TOTAL NONINTEREST EXPENSE                                 $1,009     $1,011       $870        $974       $875
                                                          =======    =========================================


--------------------------------------------------------------------------------------------------
                                                                            2001
                                                          ----------------------------------------
                                                          4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                          ----------------------------------------
Salaries, benefits, and other personnel                      $449       $418       $433       $410
Equipment                                                      64         54         61         60
Net occupancy                                                  54         52         53         54
Third-party services                                           60         50         50         44
Card processing                                                58         50         48         43
Telecommunications                                             22         21         21         21
Marketing and public relations                                  6         24         24         17
Postage                                                        19         17         19         18
Travel and entertainment                                       16         14         14         14
Supplies                                                       16         13         14         13
State and local taxes                                          12         13         14         13
Goodwill and other intangible asset amortization*              22         22         21         21
FDIC assessments                                                3          3          2          2
OREO expense, net                                               4          2          1          1
Automobile lease residual value write-downs                    13          2         18         34
Commercial lease residual value write-downs (recovery)          4          -          -          -
Impairment, fraud, and other losses, net                       23         25         22         10
Loss on commercial paper conduit consolidation                  -          -          -          -
All other                                                      40         35         25         30
                                                          ----------------------------------------
 TOTAL NONINTEREST EXPENSE                                   $885       $815       $840       $805
                                                          ========================================


* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                ($ IN MILLIONS)

---------------------------------------------------------------------------------------------------
                                              2003                          2002
                                            -------     -------------------------------------------
                                            1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                            -------     -------------------------------------------
Salaries and wages                             $299        $301        $294        $290        $289
Incentive compensation                          171         230         164         130         115
Stock-based compensation                          4           4           3           2           2
Payroll taxes                                    43          29          28          30          38
Contract labor                                   20          26          16          14          16
Deferred personnel costs                       (110)       (125)        (98)        (66)        (72)
Medical and other benefits                       44          36          40          40          39
Defined contribution plans                       23          15          14          13          20
Defined benefit pension plan                     (4)        (12)        (15)        (15)        (15)
Market valuation adjustments on deferred
  compensation liabilities                       (1)          6         (15)         (5)          3
Severance and other                              72          17          18          12           9
                                            -------     -------------------------------------------
TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                           $561        $527        $449        $445        $444
                                            =======     ===========================================


---------------------------------------------------------------------------------------
                                                               2001
                                            -------------------------------------------
                                            4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                            -------------------------------------------
Salaries and wages                             $287        $288        $284        $275
Incentive compensation                          163         129         121          92
Stock-based compensation                          2           1           2           2
Payroll taxes                                    28          30          29          35
Contract labor                                   24          17          12           7
Deferred personnel costs                       (102)        (75)        (73)        (36)
Medical and other benefits                       34          38          37          38
Defined contribution plans                       13          13          16          14
Defined benefit pension plan                    (15)        (17)        (17)        (17)
Market valuation adjustments on deferred
  compensation liabilities                        3         (12)         10          (3)
Severance and other                              12           6          12           3
                                            -------------------------------------------
TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                           $449        $418        $433        $410
                                            ===========================================


              FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS*

-------------------------------------------------------------------------------------------------------
                                                      2003                       2002
                                                    -------    ----------------------------------------
                                                    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    -------    ----------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     11,472     11,665     11,626     11,790     11,866
  Wholesale Banking                                   2,019      2,068      2,085      2,135      2,120
  National Consumer Finance                           9,486      9,045      8,359      8,022      7,791
  Asset Management                                    1,658      1,752      1,748      1,789      1,809
  National Processing                                 1,761      1,791      1,795      1,859      1,882

CORPORATE SUPPORT STAFF**                             6,237      6,410      6,486      6,563      6,608
                                                    -------    ----------------------------------------
  TOTAL EMPLOYEES                                    32,633     32,731     32,099     32,158     32,076
                                                    =======    ========================================


--------------------------------------------------------------------------------------------
                                                                      2001
                                                    ----------------------------------------
                                                    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    ----------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     11,968     11,895     12,112     11,993
  Wholesale Banking                                   2,131      2,148      2,192      2,159
  National Consumer Finance                           7,552      6,947      6,768      6,469
  Asset Management                                    1,898      1,939      1,967      2,018
  National Processing                                 2,154      2,361      6,429      6,652

CORPORATE SUPPORT STAFF**                             6,657      6,643      6,685      6,708
                                                    ----------------------------------------
  TOTAL EMPLOYEES                                    32,360     31,933     36,153     35,999
                                                    ========================================

*       Represents period-end, active, full-time equivalent employees

** Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           CREDIT QUALITY STATISTICS
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------
                                                       2003                         2002
                                                     -------     -------------------------------------------
                                                     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                     -------     -------------------------------------------
LOAN LOSS ALLOWANCE
-------------------------------------------------
Beginning loan loss allowance                         $1,098      $1,080      $1,030      $1,000        $997
Provision                                                200         158         169         166         189
Allowance related to loans sold or securitized             -           -           -           -          (5)
Charge-offs:
  Commercial                                             104          74          67          72         106
  Real estate - commercial                                 3           5           6           8           2
  Real estate - residential                               41          26          16          20          24
  Home equity lines of credit                              5           6           5           5           5
  Credit card and other unsecured lines of credit         22          22          20          19          22
  Other consumer                                          35          41          36          39          55
                                                     -------     -------------------------------------------
Total charge-offs                                        210         174         150         163         214
                                                     -------     -------------------------------------------

Recoveries:
  Commercial                                              11          13           8           4           7
  Real estate - commercial                                 1           1           2           1           1
  Real estate - residential                               10           5           1           1           1
  Home equity lines of credit                              2           2           1           1           1
  Credit card and other unsecured lines of credit          2           1           2           2           3
  Other consumer                                          14          12          17          18          20
                                                     -------     -------------------------------------------
Total recoveries                                          40          34          31          27          33
                                                     -------     -------------------------------------------

Net charge-offs                                          170         140         119         136         181
                                                     -------     -------------------------------------------
Ending loan loss allowance                            $1,128      $1,098      $1,080      $1,030      $1,000
                                                     =======     ===========================================

MEMO:
Net charge-offs on:
  Securitized credit cards                               $15         $19         $18         $18         $18
  Managed credit cards                                    28          33          30          29          32
  Securitized automobile loans                             3           3           2           1           -
  Managed automobile loans*                               13          13           9           8          15

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
-------------------------------------------------
Commercial                                              1.53%        .97%        .94%       1.08%       1.53%
Real estate - commercial                                 .10         .16         .18         .37         .09
Real estate - residential                                .59         .49         .40         .49         .62
Home equity lines of credit                              .20         .27         .21         .21         .25
Credit card and other unused lines of credit            3.92        4.04        3.65        3.87        4.56
Other consumer                                          1.09        1.02         .72         .74        1.24
                                                     -------     -------------------------------------------
  TOTAL NET CHARGE-OFFS                                  .95%        .78%        .69%        .80%       1.08%
                                                     =======     ===========================================

MEMO:
Securitized credit cards                                4.29%       5.32%       5.00%       5.07%       5.49%
Managed credit cards                                    4.71%       5.69%       5.12%       5.30%       5.81%
Securitized automobile loans                            1.39%       1.17%        .66%        .27%          -
Managed automobile loans*                               1.23%       1.18%        .81%        .74%       1.34%


--------------------------------------------------------------------------------------------------
                                                                         2001
                                                     ---------------------------------------------
                                                     4TH QTR      3RD QTR      2ND QTR     1ST QTR
                                                     ---------------------------------------------
LOAN LOSS ALLOWANCE
-------------------------------------------------
Beginning loan loss allowance                         $1,008         $990         $930        $929
Provision                                                209          160          153          83
Allowance related to loans sold or securitized           (73)          (2)           -           1
Charge-offs:
  Commercial                                              61           72           38          29
  Real estate - commercial                                 4            6            3           3
  Real estate - residential                               24           14           12          10
  Home equity lines of credit                              5            4            3           2
  Credit card and other unsecured lines of credit         26           25           24          23
  Other consumer                                          60           51           43          45
                                                     ---------------------------------------------
Total charge-offs                                        180          172          123         112
                                                     ---------------------------------------------

Recoveries:
  Commercial                                               5            3            5           4
  Real estate - commercial                                 3            1            1           1
  Real estate - residential                                -            1            -           -
  Home equity lines of credit                              -            1            1           1
  Credit card and other unsecured lines of credit          3           10            5           5
  Other consumer                                          22           16           18          18
                                                     ---------------------------------------------
Total recoveries                                          33           32           30          29
                                                     ---------------------------------------------

Net charge-offs                                          147          140           93          83
                                                     ---------------------------------------------
Ending loan loss allowance                              $997       $1,008         $990        $930
                                                     =============================================

MEMO:
Net charge-offs on:
  Securitized credit cards                               $13          $13          $14         $10
  Managed credit cards                                    29           22           30          24
  Securitized automobile loans                             -            -            -           -
  Managed automobile loans*                               16           14            8          12

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
-------------------------------------------------
Commercial                                               .84%         .99%         .48%        .37%
Real estate - commercial                                 .07          .33          .10         .10
Real estate - residential                                .67          .36          .33         .29
Home equity lines of credit                              .29          .23          .20         .11
Credit card and other unused lines of credit            3.95         2.75         3.67        3.55
Other consumer                                          1.27         1.09          .80         .93
                                                     ---------------------------------------------
  TOTAL NET CHARGE-OFFS                                  .85%         .81%         .55%        .51%
                                                     =============================================

MEMO:
Securitized credit cards                                5.19%        4.95%        5.60%       4.50%
Managed credit cards                                    5.22%        3.88%        5.52%       4.43%
Securitized automobile loans                               -            -            -           -
Managed automobile loans*                               1.39%        1.25%         .78%       1.11%


* Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------------
                                                                 2003                          2002
                                                               -------     -------------------------------------------
                                                               1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                               -------     -------------------------------------------
NONPERFORMING ASSETS
---------------------------------------------------------
Commercial                                                        $385        $414        $443        $421        $368
Real estate - commercial                                            78          60          78          57          53
Real estate - residential                                          233         228         226         226         229
                                                               -------     -------------------------------------------
  Total nonperforming loans                                        696         702         747         704         650
Other real estate owned (OREO)                                     116         115         105          89          66
Mortgage loans held for sale                                         5           -           -           -           -
Other*                                                               5           -           -           -           -
                                                               -------     -------------------------------------------
  TOTAL NONPERFORMING ASSETS                                      $822        $817        $852        $793        $716
                                                               =======     ===========================================

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
---------------------------------------------------------
Commercial                                                          47%         51%         52%         53%         52%
Real estate - commercial                                             9           7           9           7           7
Real estate - residential                                           28          28          27          29          32
Other real estate owned                                             14          14          12          11           9
Mortgage loans held for sale                                         1           -           -           -           -
Other*                                                               1           -           -           -           -
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
---------------------------------------------------------
Commercial                                                         $47         $43         $77         $64         $68
Real estate - commercial                                            18          26          17          30          31
Real estate - residential                                          447         449         438         410         406
Home equity lines of credit                                         14          16          15          15          17
Credit card and other unsecured lines of credit                     16           8           7           7           8
Other consumer                                                      12          19          18          18          21
Mortgage loans held for sale                                        33          14           5           5          21
Other*                                                              24           -           -           -           -
                                                               -------     -------------------------------------------
  TOTAL LOANS 90+ DAYS PAST DUE                                   $611        $575        $577        $549        $572
                                                               =======     ===========================================

Nonperforming assets to period-end portfolio loans and
 other nonperforming assets                                       1.10%       1.13%       1.20%       1.15%       1.05%
Nonperforming assets to period-end total assets                    .70         .69         .78         .80         .72
Loan loss allowance to nonperforming portfolio loans            162.01      156.42      144.44      146.42      153.84
Loan loss allowance to period-end portfolio loans                 1.51        1.52        1.52        1.50        1.47
Loan loss allowance (period-end) to annualized
  net charge-offs                                               163.10      198.04      227.03      190.26      135.90


* Represents loans sold by National City Mortgage Co. which are available for repurchase and are included in other assets on the consolidated balance sheet.

----------------------------------------------------------------------------------------------------------
                                                                                   2001
                                                               -------------------------------------------
                                                               4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                               -------------------------------------------
NONPERFORMING ASSETS
---------------------------------------------------------
Commercial                                                        $364        $354        $266        $217
Real estate - commercial                                            64          56          56          57
Real estate - residential                                          166         177         135         130
                                                               -------------------------------------------
  Total nonperforming loans                                        594         587         457         404
Other real estate owned (OREO)                                      64          62          52          43
Mortgage loans held for sale                                         -           -           -           -
Other*                                                               -           -           -           -
                                                               -------------------------------------------
  TOTAL NONPERFORMING ASSETS                                      $658        $649        $509        $447
                                                               ===========================================

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
---------------------------------------------------------
Commercial                                                          55%         54%         52%         48%
Real estate - commercial                                            10           9          11          13
Real estate - residential                                           25          27          27          29
Other real estate owned                                             10          10          10          10
Mortgage loans held for sale                                         -           -           -           -
Other*                                                               -           -           -           -

LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
---------------------------------------------------------
Commercial                                                         $58         $71        $103         $60
Real estate - commercial                                            30          35          20          21
Real estate - residential                                          442         411         326         318
Home equity lines of credit                                         17          10           8          10
Credit card and other unsecured lines of credit                     12          11          10          12
Other consumer                                                      28          23          20          20
Mortgage loans held for sale                                        26          17           8           8
Other*                                                               -           -           -           -
                                                               -------------------------------------------
  TOTAL LOANS 90+ DAYS PAST DUE                                   $613        $578        $495        $449
                                                               ===========================================

Nonperforming assets to period-end portfolio loans and
 other nonperforming assets                                        .97%        .94%        .75%        .67%
Nonperforming assets to period-end total assets                    .62         .67         .54         .49
Loan loss allowance to nonperforming portfolio loans            167.90      171.85      216.75      230.12
Loan loss allowance to period-end portfolio loans                 1.47        1.46        1.46        1.39
Loan loss allowance (period-end) to annualized
  net charge-offs                                               170.37      182.63      266.34      275.62


* Represents loans sold by National City Mortgage Co. which are available for repurchase and are included in other assets on the consolidated balance sheet.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
              TEN LARGEST NONPERFORMING LOANS AS OF MARCH 31, 2003
                                ($ IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Amount                                As a Percentage of Total
 Major Industry**               Sub-Industry                        Portfolio                 Outstanding    Nonperforming Assets
--------------------  ----------------------------------        ------------------           -------------  -----------------------
Consumer Cyclical     Cable                                         Commercial                        $17 *            2.0%
Technology            Telecomm                                      Commercial                         15 *            1.8%
Industrial            Computer-related services                     Commercial                         14 *            1.7%
Basic Materials       Mining                                        Commercial                         13 *            1.6%
Technology            Telecomm                                      Commercial                         12 *            1.5%
Consumer noncyclical  Healthcare                              Commercial/Real Estate                   10              1.2%
Real estate           Electrical contracting                  Commercial/Real Estate                   10              1.2%
Energy and utilities  Retail                                        Commercial                         10 *            1.2%
Industrial            Manufacturing                                 Commercial                          8              1.0%
Basic Materials       Manufacturing                                 Commercial                          8 *            1.0%
                                                                                             -------------  -----------------------
                                                                                                     $117             14.2%

                      Total nonperforming assets                                                     $822            100.0%

                      Nonperforming assets as a percentage of
                        period-end portfolio loans and
                        other nonperforming assets                                                                    1.10%


*Loan represents a participation in a shared national credit
**Based on Standard Industrial Classification System codes

          COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF MARCH 31, 2003
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------
                                                                              Average         Largest Loan
                                                         Percent to        Loan Balance        to a Single
            Major Industry*                    Balance      Total           Per Obligor          Obligor
-------------------------------------        ---------   ----------        ------------       --------------
Real estate                                    $10,236          29%                 $.8              $57
Consumer cyclical                                5,084          15%                  .8              118
Consumer noncyclical                             3,870          11%                  .4               48
Industrial                                       3,697          11%                  .9               96
Basic materials                                  2,976           9%                 1.4               43
Financial                                        2,434           8%                 1.7               73
Services                                         2,098           5%                  .6              750 **
Energy and utilities                               742           2%                 1.2               51
Technology                                         407           1%                 3.1               22
Miscellaneous                                    1,492           4%                  .2               18
                                             ---------   ---------
                                                33,036          95%
Commercial leasing - all industries              1,601           5%
                                             ---------   ---------

Total commercial and commercial real estate    $34,637         100%

*       Based on Standard Industrial Classification System codes

**      This loan is secured by government-insured student loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES


-----------------------------------------------------------------------------------------------------------
                                                 2003                            2002
                                              ---------    ------------------------------------------------
                                               1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                              ---------    ------------------------------------------------
DEPOSIT ACCOUNT METRICS
------------------------------------------
PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Personal noninterest bearing checking        1,574        1,562        1,568        1,534        1,505
     Personal interest bearing checking             682          665          658          639          623
     Personal money market savings                  438          424          418          410          401
     Personal regular savings                       871          888          930          947          963
                                              ---------    ------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS         3,565        3,539        3,574        3,530        3,492
                                              =========    ================================================

Average account size:
     Personal noninterest bearing checking       $1,871       $1,808       $1,817       $1,934       $1,903
     Personal interest bearing checking          10,021        9,738        9,303        8,522        8,304
     Personal money market savings               29,419       28,355       27,149       27,960       28,526
     Personal regular savings                     2,460        2,407        2,399        2,457        2,410
                                              ---------    ------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE             $6,918       $6,608       $6,284       $6,282       $6,205
                                              =========    ================================================

BUSINESS DEPOSITS:

Number of accounts (in thousands)                   286          271          263          262          259
Average account size                            $20,801      $22,143      $21,873      $21,175      $21,033

TIME DEPOSITS:

Number of accounts (in thousands)                   882          909          936          965          976
Average account size                            $15,688      $15,651      $15,564      $15,345      $15,088

LOAN PRODUCTION METRICS (# OF LOANS)
------------------------------------------
Home equity installment loan originations        11,953       16,110       12,300       12,890       12,895
Home equity line of credit originations          19,405       23,517       21,219       28,474       26,662
                                              ---------    ------------------------------------------------
     TOTAL HOME EQUITY LOAN ORIGINATIONS*        31,358       39,627       33,519       41,364       39,557
                                              =========    ================================================

BANK BRANCHES
------------------------------------------
Traditional                                         659          653          652          654          653
Limited service                                      21           22           23           20           20
In-store                                             63           68           70           73           74
Bank express                                        396          400          400          401          402
                                              ---------    ------------------------------------------------
    TOTAL BANK BRANCHES                           1,139        1,143        1,145        1,148        1,149
                                              =========    ================================================

ATMS                                              1,607        1,610        1,615        1,633        1,637

ONLINE BANKING CUSTOMERS                        599,411      533,780      477,176      401,414      343,234


----------------------------------------------------------------------------------------------
                                                                    2001
                                              ------------------------------------------------
                                               4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                              ------------------------------------------------
DEPOSIT ACCOUNT METRICS
------------------------------------------
PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Personal noninterest bearing checking        1,486        1,480        1,480        1,497
     Personal interest bearing checking             611          601          587          573
     Personal money market savings                  388          384          378          371
     Personal regular savings                       975        1,005        1,027        1,049
                                              ------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS         3,460        3,470        3,472        3,490
                                              ================================================

Average account size:
     Personal noninterest bearing checking       $1,850       $1,872       $1,924       $1,879
     Personal interest bearing checking           8,045        7,893        8,006        8,040
     Personal money market savings               29,038       28,582       28,116       27,414
     Personal regular savings                     2,380        2,380        2,416        2,433
                                              ------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE             $6,119       $5,990       $5,927       $5,733
                                              ================================================

BUSINESS DEPOSITS:

Number of accounts (in thousands)                   256          255          254          254
Average account size                            $22,012      $21,237      $20,663      $20,092

TIME DEPOSITS:

Number of accounts (in thousands)                   983        1,003        1,035        1,065
Average account size                            $14,781      $14,686      $14,499      $14,382

LOAN PRODUCTION METRICS (# OF LOANS)
------------------------------------------
Home equity installment loan originations        14,527       13,464       15,526        9,524
Home equity line of credit originations          26,801       23,956       27,434       19,896
                                              ------------------------------------------------
     TOTAL HOME EQUITY LOAN ORIGINATIONS*        41,328       37,420       42,960       29,420
                                              ================================================

BANK BRANCHES
------------------------------------------
Traditional                                         646          645          648          652
Limited service                                      27           28           74           74
In-store                                             81           81           83           83
Bank express                                        396          396          396          395
                                              ------------------------------------------------
    TOTAL BANK BRANCHES                           1,150        1,150        1,201        1,204
                                              ================================================

ATMS                                              1,646        1,641        1,653        1,661

ONLINE BANKING CUSTOMERS                        275,900      224,344      174,369      138,033


* Excludes home equity loans generated by the National Consumer Finance line of business

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------------------------
                                                               2003                                  2002
                                                             ---------      ------------------------------------------------------
                                                              1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                             ---------      ------------------------------------------------------
ASSETS UNDER ADMINISTRATION
---------------------------------------------------------
  Managed assets:
     Value at beginning of period                              $57,571        $56,975        $61,064        $64,945        $65,000
     Estimated change due to market impact                        (188)           682         (3,340)        (3,455)           345
     Other activity, net                                        (2,204)           (86)          (749)          (426)          (400)
                                                             ---------      ------------------------------------------------------
     Value at end of period                                     55,179         57,571         56,975         61,064         64,945
                                                             ---------      ------------------------------------------------------

  Non-managed assets:
     Value at beginning of period                               76,591         72,808         80,034         83,614         82,811
     Estimated change due to market impact                      (1,835)         3,693         (7,118)        (3,984)         1,120
     Other activity, net                                       (26,683)            90           (108)           404           (317)
                                                             ---------      ------------------------------------------------------
     Value at end of period                                     48,073         76,591         72,808         80,034         83,614
                                                             ---------      ------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                            $103,252       $134,162       $129,783       $141,098       $148,559
                                                             =========      ======================================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)              $15,349        $16,536        $16,607        $17,644        $17,781

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and other                                    $15,281        $16,881        $19,209        $19,832        $20,191
     Equity                                                     45,620         54,068         50,355         58,827         66,092
     Fixed income                                               42,351         63,213         60,219         62,439         62,276
                                                             ---------      ------------------------------------------------------
        TOTAL                                                 $103,252       $134,162       $129,783       $141,098       $148,559
                                                             =========      ======================================================

  Type of business:
     Investment management and personal trust                  $46,246        $46,994        $46,453        $50,169        $53,115
     Corporate trust                                            19,456         48,339         45,001         49,070         49,998
     Retirement plan services                                   15,826         16,487         15,640         17,248         18,936
     Charitable and endowment                                   11,030         11,741         11,995         12,764         13,735
     Other                                                      10,694         10,601         10,694         11,847         12,775
                                                             ---------      ------------------------------------------------------
         TOTAL                                                $103,252       $134,162       $129,783       $141,098       $148,559
                                                             =========      ======================================================

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and other                                         15%            13%            15%            14%            14%
     Equity                                                         44%            40%            39%            42%            44%
     Fixed income                                                   41%            47%            46%            44%            42%

  Type of business:
     Investment management and personal trust                       45%            35%            36%            36%            36%
     Corporate trust                                                19%            36%            35%            35%            33%
     Retirement plan services                                       15%            12%            12%            12%            13%
     Charitable and endowment                                       11%             9%             9%             9%             9%
     Other                                                          10%             8%             8%             8%             9%


------------------------------------------------------------------------------------------------------------------
                                                                                     2001
                                                             -----------------------------------------------------
                                                              4TH QTR       3RD QTR        2ND QTR        1ST QTR
                                                             -----------------------------------------------------
ASSETS UNDER ADMINISTRATION
---------------------------------------------------------
  Managed assets:
     Value at beginning of period                              $61,207       $63,708        $61,701        $66,155
     Estimated change due to market impact                       2,768        (2,759)         2,751         (3,350)
     Other activity, net                                         1,025           258           (744)        (1,104)
                                                             -----------------------------------------------------
     Value at end of period                                     65,000        61,207         63,708         61,701
                                                             -----------------------------------------------------

  Non-managed assets:
     Value at beginning of period                               78,775        82,977         80,499         84,900
     Estimated change due to market impact                       3,967        (4,143)         2,964         (3,350)
     Other activity, net                                            69           (59)          (486)        (1,051)
                                                             -----------------------------------------------------
     Value at end of period                                     82,811        78,775         82,977         80,499
                                                             -----------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                            $147,811      $139,982       $146,685       $142,200
                                                             =====================================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)              $18,489       $16,417        $16,868        $16,443

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and other                                    $20,485       $18,828        $18,274        $16,698
     Equity                                                     65,711        60,501         66,851         63,954
     Fixed income                                               61,615        60,653         61,560         61,548
                                                             -----------------------------------------------------
        TOTAL                                                 $147,811      $139,982       $146,685       $142,200
                                                             =====================================================

  Type of business:
     Investment management and personal trust                  $53,269       $50,217        $52,691        $51,614
     Corporate trust                                            48,373        45,905         46,842         44,397
     Retirement plan services                                   19,773        19,086         19,989         19,373
     Charitable and endowment                                   13,788        13,195         14,817         14,541
     Other                                                      12,608        11,579         12,346         12,275
                                                             -----------------------------------------------------
         TOTAL                                                $147,811      $139,982       $146,685       $142,200
                                                             =====================================================

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
     Money market and other                                         14%           13%            12%            12%
     Equity                                                         44%           44%            46%            45%
     Fixed income                                                   42%           43%            42%            43%

  Type of business:
     Investment management and personal trust                       36%           36%            36%            36%
     Corporate trust                                                33%           33%            32%            31%
     Retirement plan services                                       13%           14%            14%            14%
     Charitable and endowment                                        9%            9%            10%            10%
     Other                                                           9%            8%             8%             9%

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)


----------------------------------------------------------------------------------------------------------------------------------
                                                                        2003                            2002
                                                                      --------    ------------------------------------------------
                                                                       1ST QTR     4TH QTR     3RD QTR       2ND QTR       1ST QTR
                                                                      --------    ------------------------------------------------
REVENUE COMPONENTS
------------------------------------------------------------------
Servicing:
    Net servicing fees                                                    $120         $89         $97           $94           $88
    Amortization of mortgage servicing assets                             (148)       (138)       (111)          (78)          (69)
    Mortgage servicing asset impairment (charge) recovery                   87          10         (47)          (87)           13
    Servicing asset ineffective hedge and other derivative
       gains (losses), net                                                  76          58         148           113            24
    Gains on sales of servicing rights                                       -           -           -             -             -
                                                                      --------    ------------------------------------------------
       Net servicing revenue                                               135          19          87            42            56
Natonal City Mortgage Co. (NCMC) origination and sales revenue             190         118          64           163           125
Other                                                                        -           -           -             -             -
                                                                      --------    ------------------------------------------------
    Total NCMC revenue                                                     325         137         151           205           181
First Franklin origination and sales revenue                                69          69          27            43            14
                                                                      --------    ------------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                                         $394        $206        $178          $248          $195
                                                                      ========    ================================================

APPLICATION DATA
------------------------------------------------------------------
NCMC applications                                                      $45,073     $38,985     $42,432       $23,387       $21,401
First Franklin applications*                                             6,763       6,862       6,055         6,358         5,124
                                                                      --------    ------------------------------------------------
   TOTAL APPLICATIONS                                                  $51,836     $45,847     $48,487       $29,745       $26,525
                                                                      ========    ================================================

PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:
       Refinances                                                           76%         75%         73%           48%           52%
       Government loans                                                     16%         16%         16%           20%           20%
       Adjustable-rate loans                                                 6%          6%          8%           10%            8%

PRODUCTION DATA
------------------------------------------------------------------
NCMC originations:
     Retail                                                            $10,606     $13,657      $9,632        $6,257        $6,249
     Wholesale                                                          13,694      15,673      11,983         7,348         8,140
                                                                      --------    ------------------------------------------------
     Total NCMC originations                                            24,300      29,330      21,615        13,605        14,389
First Franklin originations                                              1,732       1,963       1,333         1,248           626
                                                                      --------    ------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                                     $26,032     $31,293     $22,948       $14,853       $15,015
                                                                      ========    ================================================

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                           76%         77%         64%           46%           62%
       Government loans                                                     16%         14%         17%           22%           18%
       Adjustable-rate loans                                                 6%          6%         10%           11%            8%

NATIONAL ORIGINATOR RANKING**                                                            7           7             7             7

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total NCMC originations:
        California                                                          19%         19%         20%           22%           23%
        Maryland                                                             8%          8%          8%            6%            6%
        Virginia                                                             7%          7%          7%            7%            6%
        Illinois                                                             6%          6%          6%            6%            6%
        Texas                                                                6%          6%          5%            5%            -
        Ohio                                                                 -           -           -             -             5%
        Arizona                                                              -           -           -             -             -

NCMC sales to secondary market                                         $25,611     $20,253     $14,921       $15,390       $16,989
First Franklin loan sales                                                1,851       1,810         867         1,247           635
                                                                      --------    ------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                           $27,462     $22,063     $15,788       $16,637       $17,624
                                                                      ========    ================================================

MEMO:
Total First Franklin loan originations                                  $3,488      $3,606      $2,706        $2,396        $2,009


------------------------------------------------------------------------------------------------------------------------
                                                                                             2001
                                                                      --------------------------------------------------
                                                                       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                                      --------------------------------------------------
REVENUE COMPONENTS
------------------------------------------------------------------
Servicing:
    Net servicing fees                                                     $80           $70           $61           $60
    Amortization of mortgage servicing assets                              (62)          (50)          (45)          (40)
    Mortgage servicing asset impairment (charge) recovery                  (37)          (33)          (24)         (198)
    Servicing asset ineffective hedge and other derivative
       gains (losses), net                                                  60            52            (5)          221
    Gains on sales of servicing rights                                       -             -             -             3
                                                                      --------------------------------------------------
       Net servicing revenue                                                41            39           (13)           46
Natonal City Mortgage Co. (NCMC) origination and sales revenue              93            84            98            78
Other                                                                        -             -             -             -
                                                                      --------------------------------------------------
    Total NCMC revenue                                                     134           123            85           124
First Franklin origination and sales revenue                                26             3            30             -
                                                                      --------------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                                         $160          $126          $115          $124
                                                                      ==================================================

APPLICATION DATA
------------------------------------------------------------------
NCMC applications                                                      $30,094       $20,454       $19,867       $19,807
First Franklin applications*                                             4,553         4,541         4,149         2,919
                                                                      --------------------------------------------------
   TOTAL APPLICATIONS                                                  $34,647       $24,995       $24,016       $22,726
                                                                      ==================================================

PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:
       Refinances                                                           71%           54%           50%           58%
       Government loans                                                     11%           14%           15%           15%
       Adjustable-rate loans                                                 7%            5%            3%            1%

PRODUCTION DATA
------------------------------------------------------------------
NCMC originations:
     Retail                                                             $9,736        $6,348        $6,970        $4,689
     Wholesale                                                          10,592         6,508         6,952         4,248
                                                                      --------------------------------------------------
     Total NCMC originations                                            20,328        12,856        13,922         8,937
First Franklin originations                                                466           803           655           541
                                                                      --------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                                     $20,794       $13,659       $14,577        $9,478
                                                                      ==================================================

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                           70%           49%           56%           58%
       Government loans                                                     17%           23%           21%           25%
       Adjustable-rate loans                                                 7%            8%            4%            3%

NATIONAL ORIGINATOR RANKING**                                                7             8             8             11

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total NCMC originations:
        California                                                          18%           22%           20%           20%
        Maryland                                                             7%            6%            -             6%
        Virginia                                                             7%            6%            6%            6%
        Illinois                                                             7%            6%            6%            7%
        Texas                                                                -             -             -             -
        Ohio                                                                 6%            6%            6%            -
        Arizona                                                              -             -             6%            6%

NCMC sales to secondary market                                         $12,152       $12,378       $10,374        $6,105
First Franklin loan sales                                                  890           225           852           103
                                                                      --------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                           $13,042       $12,603       $11,226        $6,208
                                                                      ==================================================

MEMO:
Total First Franklin loan originations                                  $1,848        $1,900        $1,538        $1,015


* Represents First Franklin applications for both loans originated for sale and to be held in portfolio

** Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                    MORTGAGE BANKING STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

---------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------      ------------------------------------------------------
                                                       1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                      ---------      ------------------------------------------------------
MORTGAGE SERVICING ASSETS
--------------------------------------------------
  Carrying value at beginning of period                    $615           $691         $1,068         $1,364         $1,136
  Additions                                                 267            184            142            206            295
  Amortization                                             (148)          (138)          (111)           (78)           (69)
  SFAS 133 basis adjustment                                  (6)          (128)          (348)          (332)            (6)
  SFAS 140 impairment (charge) recovery                      87              9            (47)           (87)            13
  Sales                                                      (2)            (3)           (13)            (5)            (5)
                                                      ---------      ------------------------------------------------------
  CARRYING VALUE AT END OF PERIOD                          $813           $615           $691         $1,068         $1,364
                                                      =========      ======================================================

MORTGAGE SERVICING ASSET VALUATION
  Amortized cost basis of servicing assets               $1,933         $1,816         $1,772         $1,754         $1,632
  SFAS 133 hedge basis adjustments                         (823)          (817)          (688)          (340)            (9)
  Impairment valuation allowance                           (297)          (384)          (393)          (346)          (259)
                                                      ---------      ------------------------------------------------------
  CARRYING VALUE AT END OF PERIOD                          $813           $615           $691         $1,068         $1,364
                                                      =========      ======================================================

RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                 .72%           .60%           .70%          1.13%          1.60%

SERVICING  DATA
--------------------------------------------------
Servicing portfolio (UPB):

   Conventional                                         $67,549        $61,044        $60,013        $58,132        $52,403
   Government                                            23,405         22,060         22,163         21,386         20,302
   Jumbo and other                                       21,404         18,754         16,263         15,032         12,501
                                                      ---------      ------------------------------------------------------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES      $112,358       $101,858        $98,439        $94,550        $85,206
                                                      =========      ======================================================

NATIONAL SERVICER RANKING*                                                   8             10             11             11

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES**:
     Top five states and their percentage to total
       mortgage loans serviced for third parties
          California                                         14%            14%            14%            14%            13%
          Ohio                                                7%             7%             8%             8%             8%
          Maryland                                            6%             6%             6%             6%             6%
          Virginia                                            6%             6%             6%             6%             6%
          Texas                                               6%             -              -              -              -
          Illinois                                            -              6%             6%             6%             6%
          Pennsylvania                                        -              -              -              -              -

SERVICING PORTFOLIO METRICS***:
   Conventional:
       Number of loans                                  554,707        526,037        522,293        512,385        473,163
       Average loan size                               $121,774       $116,045       $114,903       $113,454       $110,750
       Weighted-average note rate                          6.55%          6.76%          6.92%          6.98%          7.03%
       Weighted-average servicing fee                     32 bps         32 bps         32 bps         33 bps         33 bps
       Weighted-average age in months                        18             21             22             22             23
       Default rate                                        2.97%          3.26%          2.74%          2.49%          2.62%

   Government:
       Number of loans                                  219,824        210,550        213,870        209,824        203,677
       Average loan size                               $106,469       $104,771       $103,628       $101,923        $99,678
       Weighted-average note rate                          6.70%          6.88%          7.06%          7.17%          7.27%
       Weighted-average servicing fee                     48 bps         49 bps         49 bps         49 bps         50 bps
       Weighted-average age in months                        21             22             22             23             23
       Default rate                                        6.91%          8.92%          8.04%          8.58%          9.78%

   Jumbo and other:
       Number of loans                                   96,619         81,825         73,970         68,626         58,028
       Average loan size                               $221,530       $229,194       $219,863       $219,038       $215,428
       Weighted-average note rate                          6.55%          6.74%          7.03%          7.15%          7.24%
       Weighted-average servicing fee                     27 bps         27 bps         26 bps         28 bps         27 bps
       Weighted-average age in months                        11             12             14             15             16
       Default rate                                        7.38%          7.70%          7.31%          9.16%          8.42%

    Total portfolio:
       Number of loans                                  871,150        818,412        810,133        790,835        734,868
       Average loan size                               $128,977       $124,458       $121,510       $119,557       $115,947
       Weighted-average note rate                          6.58%          6.78%          6.97%          7.05%          7.12%
       Weighted-average servicing fee                     34 bps         35 bps         35 bps         36 bps         36 bps
       Weighted-average age in months                        18             19             21             21             22
       Default rate                                        4.64%          5.29%          4.69%          4.91%          5.17%


------------------------------------------------------------------------------------------------------------
                                                                               2001
                                                      ------------------------------------------------------
                                                       4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                      ------------------------------------------------------
MORTGAGE SERVICING ASSETS
--------------------------------------------------
  Carrying value at beginning of period                    $818         $1,007           $864         $1,000
  Additions                                                 179            175            178            102
  Amortization                                              (62)           (50)           (45)           (40)
  SFAS 133 basis adjustment                                 240           (279)            36              -
  SFAS 140 impairment (charge) recovery                     (37)           (33)           (24)          (198)
  Sales                                                      (2)            (2)            (2)             -
                                                      ------------------------------------------------------
  CARRYING VALUE AT END OF PERIOD                        $1,136           $818         $1,007           $864
                                                      ======================================================

MORTGAGE SERVICING ASSET VALUATION
  Amortized cost basis of servicing assets               $1,410         $1,297         $1,174         $1,042
  SFAS 133 hedge basis adjustments                           (2)          (243)            36              -
  Impairment valuation allowance                           (272)          (236)          (203)          (178)
                                                      ------------------------------------------------------
  CARRYING VALUE AT END OF PERIOD                        $1,136           $818         $1,007           $864
                                                      ======================================================

RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                1.54%          1.17%          1.62%          1.51%

SERVICING  DATA
--------------------------------------------------
Servicing portfolio (UPB):

   Conventional                                         $44,489
   Government                                            19,057
   Jumbo and other                                       10,384
                                                      ------------------------------------------------------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES       $73,930        $70,148        $62,246        $57,102
                                                      ======================================================

NATIONAL SERVICER RANKING*                                   12             12             12             13

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES**:
     Top five states and their percentage to total
       mortgage loans serviced for third parties
          California                                         12%            11%             9%             7%
          Ohio                                                9%             9%            10%            10%
          Maryland                                            -              -              -              -
          Virginia                                            6%             6%             6%             6%
          Texas                                               -              -              -              -
          Illinois                                            6%             6%             6%             6%
          Pennsylvania                                        6%             7%             7%             8%

SERVICING PORTFOLIO METRICS***:
   Conventional:
       Number of loans                                  427,923
       Average loan size                               $103,965
       Weighted-average note rate                          7.20%
       Weighted-average servicing fee                     33 bps
       Weighted-average age in months                        26
       Default rate                                        3.10%

   Government:
       Number of loans                                  195,888
       Average loan size                                $97,283
       Weighted-average note rate                          7.42%
       Weighted-average servicing fee                     51 bps
       Weighted-average age in months                        24
       Default rate                                       12.06%

   Jumbo and other:
       Number of loans                                   51,859
       Average loan size                               $200,228
       Weighted-average note rate                          7.46%
       Weighted-average servicing fee                     27 bps
       Weighted-average age in months                        18
       Default rate                                        8.85%

    Total portfolio:
       Number of loans                                  675,670
       Average loan size                               $109,417
       Weighted-average note rate                          7.29%
       Weighted-average servicing fee                     36 bps
       Weighted-average age in months                        24
       Default rate                                        6.20%


* Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

**      Based upon period-end UPB of mortgage loans serviced for third parties

***     Represents metrics only for loans serviced for third parties

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
           FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS*
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------
                                                               2003                            2002
                                                            --------     -----------------------------------------------
                                                             1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                            --------     -----------------------------------------------
PRODUCTION DATA
--------------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                           $3,488       $3,606       $2,706       $2,396       $2,009
  Weighted-average note rate                                    7.36%        7.42%        8.00%        8.37%        8.40%
  Weighted-average FICO score**                                  657          658          659          663          663

SALES:
  Total sales of First Franklin loans to third parties        $1,851       $1,810         $867       $1,247         $635
  Gain on sales of First Franklin loans to third parties          69           69           27           43           14

PORTFOLIO STATISTICS***
--------------------------------------------------------
Period-end portfolio balance                                 $10,434       $9,370       $8,733       $7,472       $6,773
Weighted-average note rate                                      7.81%        8.03%        8.29%        8.58%        8.79%
Weighted-average loan size                                  $136,113     $138,902     $137,913     $135,506     $133,414
Weighted-average FICO score**/****                               645          646          644          642          637
Weighted-average loan to value ratio*****                      79.83%       78.83%       78.89%       77.73%       77.62%

BY LOAN PURPOSE:
  Purchase                                                        69%          71%          72%          71%          70%
  Cash out refinancing                                            24%          23%          22%          23%          23%
  Rate and term refinancing                                        7%           6%           6%           6%           6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                                  97%          97%          97%          97%          97%
  Adjustable-rate loans                                           72%          74%          77%          77%          80%
  Second lien                                                      2%           1%           1%           2%           2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                      47%          48%          49%          49%          49%
  Florida                                                          6%           6%           6%           6%           6%
  Ohio                                                             4%           4%           4%           4%           4%
  Oregon                                                           4%           4%           4%           4%           4%
  Washington                                                       3%           3%           3%           -            -
  Illinios                                                         -            -            -            3%           3%
  Michigan                                                         -            -            -            -            -

NET CHARGE-OFFS                                                   $6           $5           $4           $4           $6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                                .24%         .22%         .19%         .23%         .39%

NONPERFORMING ASSETS:
  Nonperforming loans                                            $44          $44          $46          $47          $47
  Other real estate owned                                         34           34           30           24           17
                                                            --------     -----------------------------------------------
     Total                                                       $78          $78          $76          $71          $64
                                                            ========     ===============================================

Loans 90+ days past due                                         $233         $228         $216         $198         $179

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                    .75%         .83%         .87%         .95%         .94%


-----------------------------------------------------------------------------------------------------------
                                                                                  2001
                                                            -----------------------------------------------
                                                             4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                            -----------------------------------------------
PRODUCTION DATA
--------------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                           $1,848       $1,900       $1,538       $1,015
  Weighted-average note rate                                    8.47%        8.92%        9.07%        9.71%
  Weighted-average FICO score**                                  666          664          657          644

SALES:
  Total sales of First Franklin loans to third parties          $890         $225         $852         $103
  Gain on sales of First Franklin loans to third parties          26            3           30            -

PORTFOLIO STATISTICS***
--------------------------------------------------------
Period-end portfolio balance                                  $5,690       $5,006       $3,719       $3,384
Weighted-average note rate                                      9.24%        9.50%        9.94%       10.00%
Weighted-average loan size                                  $127,288     $127,758     $123,547     $123,273
Weighted-average FICO score**/****                               638          621          626          623
Weighted-average loan to value ratio*****                      78.12%       78.22%       78.47%       78.18%

BY LOAN PURPOSE:
  Purchase                                                        71%          71%          71%          73%
  Cash out refinancing                                            23%          23%          23%          21%
  Rate and term refinancing                                        6%           6%           6%           6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                                  98%          98%          98%          98%
  Adjustable-rate loans                                           79%          84%          88%          94%
  Second lien                                                      3%           1%           -            -

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                      48%          46%          43%          44%
  Florida                                                          6%           6%           6%           6%
  Ohio                                                             4%           4%           4%           4%
  Oregon                                                           4%           4%           -            4%
  Washington                                                       -            -            -            -
  Illinios                                                         4%           4%           4%           5%
  Michigan                                                         -            -            4%           -

NET CHARGE-OFFS                                                   $7           $2           $1            -

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                                .53%         .18%         .12%           -

NONPERFORMING ASSETS:
  Nonperforming loans                                            $35          $16          $12           $5
  Other real estate owned                                         17            9            5            3
                                                            -----------------------------------------------
     Total                                                       $52          $25          $17           $8
                                                            ===============================================

Loans 90+ days past due                                         $155         $142          $97          $54

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                    .91%         .50%         .46%         .24%


* First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

** Represents the Fair, Isaac and Co. (FICO) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City obtains FICO scores from TransUnion, a third-party credit bureau.

*** Represents statistics on First Franklin loans retained in National Home Loan Service's (NHLS) residential real estate portfolio. NHLS is a division of the National Consumer Finance line of business.

**** Based upon current FICO score for borrowers. FICO scores are updated quarterly.

***** Based upon period-end first-mortgage loan balance divided by the most recent obtained value of the mortgaged property.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                     2003                                 2002
                                                  ---------      ------------------------------------------------------
                                                   1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                  ---------      ------------------------------------------------------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES
----------------------------------------------

Net interest income (TE)                           $484,329       $496,378       $493,612       $493,374       $489,147
Provision for loan losses                            70,465         79,940         63,656         74,303         79,375
                                                  ---------      ------------------------------------------------------

Net interest income after provision                 413,864        416,438        429,956        419,071        409,772
Noninterest income                                  166,639        169,682        167,941        169,775        144,515
Noninterest expense                                 353,723        327,652        322,375        362,945        331,753
                                                  ---------      ------------------------------------------------------

Income before taxes                                 226,780        258,468        275,522        225,901        222,534
Income tax expense and TE adjustment                 85,723         97,701        104,147         85,390         84,118
                                                  ---------      ------------------------------------------------------

Net income                                         $141,057       $160,767       $171,375       $140,511       $138,416
                                                  =========      ======================================================

UNUSUAL ITEMS (PRETAX)
Auto lease residual charge                         ($25,255)             -              -       ($37,682)      ($13,170)
                                                  ---------      ------------------------------------------------------

Total                                              ($25,255)             -              -       ($37,682)      ($13,170)
                                                  =========      ======================================================

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual charge                         ($16,416)             -              -       ($24,493)       ($8,561)
                                                  ---------      ------------------------------------------------------

Total                                              ($16,416)             -              -       ($24,493)       ($8,561)
                                                  =========      ======================================================

Average assets (in millions)                        $25,819        $25,190        $24,383        $24,450        $24,796
Average equity (in millions)                          2,254          2,257          2,211          2,181          2,165
Return on average assets                               2.22%          2.53%          2.79%          2.31%          2.26%
Return on average equity                              25.38          28.26          30.76          25.84          25.93
Efficiency ratio                                      54.34          49.19          48.73          54.73          52.35

WHOLESALE BANKING
-----------------
Net interest income (TE)                           $253,006       $254,195       $252,576       $255,502       $246,527
Provision for loan losses                           115,716        124,868         73,833         83,576         94,004
                                                  ---------      ------------------------------------------------------

Net interest income after provision                 137,290        129,327        178,743        171,926        152,523
Noninterest income                                   85,762         76,680         50,787         79,843         71,665
Noninterest expense                                 135,730        133,488        122,317        127,417        124,516
                                                  ---------      ------------------------------------------------------

Income before taxes                                  87,322         72,519        107,213        124,352         99,672
Income tax expense and TE adjustment                 32,440         27,444         40,287         47,046         37,706
                                                  ---------      ------------------------------------------------------

Net income                                          $54,882        $45,075        $66,926        $77,306        $61,966
                                                  =========      ======================================================

UNUSUAL ITEMS (PRETAX)
Commercial lease residual charge (recovery)        ($17,032)       ($5,206)        $1,246        ($4,620)             -
Principal investment gains (losses)                   6,464         (1,912)       (17,223)        (1,860)       ($1,907)
                                                  ---------      ------------------------------------------------------

Total                                              ($10,568)       ($7,118)      ($15,977)       ($6,480)       ($1,907)
                                                  =========      ======================================================

UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual charge (recovery)        ($11,071)       ($3,384)          $810        ($3,003)             -
Principal investment gains (losses)                   4,202         (1,243)       (11,196)        (1,209)       ($1,239)
                                                  ---------      ------------------------------------------------------

Total                                               ($6,869)       ($4,627)      ($10,386)       ($4,212)       ($1,239)
                                                  =========      ======================================================

Average assets (in millions)                        $31,185        $31,464        $31,016        $31,045        $31,410
Average equity (in millions)                          2,334          2,213          2,309          2,286          2,294
Return on average assets                                .71%           .57%           .86%          1.00%           .80%
Return on average equity                               9.54           8.08          11.50          13.57          10.95
Efficiency ratio                                      40.07          40.34          40.32          38.00          39.13

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                     2003                               2002
                                                  ---------     ----------------------------------------------------
                                                   1ST QTR       4TH QTR        3RD QTR       2ND QTR       1ST QTR
                                                  ---------     ----------------------------------------------------
NATIONAL CONSUMER FINANCE
-------------------------
Net interest income (TE)                           $457,271      $380,638       $289,311      $259,251      $277,486
Provision for loan losses                            30,486       (26,530)        50,121        19,157        22,822
                                                  ---------     ----------------------------------------------------

Net interest income after provision                 426,785       407,168        239,190       240,094       254,664
Noninterest income                                  400,432       222,150        180,816       249,237       202,390
Noninterest expense                                 245,432       293,628        188,909       211,797       206,677
                                                  ---------     ----------------------------------------------------

Income before taxes                                 581,785       335,690        231,097       277,534       250,377
Income tax expense and TE adjustment                220,775       125,951         86,652       104,084        93,773
                                                  ---------     ----------------------------------------------------

Net income                                         $361,010      $209,739       $144,445      $173,450      $156,604
                                                  =========     ====================================================

Average assets (in millions)                        $45,317       $41,006        $32,087       $29,039       $31,684
Average equity (in millions)                          1,576         1,657          1,552         1,384         1,270
Return on average assets                               3.23%         2.03%          1.79%         2.40%         2.00%
Return on average equity                              92.92         50.22          36.92         50.28         50.03
Efficiency ratio                                      28.62         48.71          40.18         41.65         43.07

ASSET MANAGEMENT
----------------
Net interest income (TE)                            $25,125       $25,734        $25,261       $25,374       $25,063
Provision for loan losses                             1,584         2,352          1,328         8,863         1,509
                                                  ---------     ----------------------------------------------------

Net interest income after provision                  23,541        23,382         23,933        16,511        23,554
Noninterest income                                   82,782        84,963         89,194       101,630        93,990
Noninterest expense                                  76,438        75,272         72,842        76,817        75,126
                                                  ---------     ----------------------------------------------------

Income before taxes                                  29,885        33,073         40,285        41,324        42,418
Income tax expense and TE adjustment                 11,297        12,502         15,228        15,620        16,034
                                                  ---------     ----------------------------------------------------

Net income                                          $18,588       $20,571        $25,057       $25,704       $26,384
                                                  =========     ====================================================

Average assets (in millions)                         $2,916        $2,950         $2,933        $2,974        $3,013
Average equity (in millions)                            373           384            382           388           392
Return on average assets                               2.59%         2.77%          3.39%         3.47%         3.55%
Return on average equity                              20.19         21.25          26.04         26.56         27.30
Efficiency ratio                                      70.84         68.00          63.64         60.48         63.10

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------
                                                         2003                                  2002
                                                       ---------      ------------------------------------------------------
                                                        1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                       ---------      ------------------------------------------------------
NATIONAL PROCESSING
-------------------
Net interest income (TE)                                    $683         $1,554         $1,346         $1,258         $1,190
Provision for loan losses                                      -              -              -              -              -
                                                       ---------      ------------------------------------------------------

Net interest income after provision                          683          1,554          1,346          1,258          1,190
Noninterest income                                       106,123        117,847        114,345        112,493        109,778
Noninterest expense                                       92,564         96,087         97,056         91,691         91,504
                                                       ---------      ------------------------------------------------------

Income before taxes                                       14,242         23,314         18,635         22,060         19,464
Income tax expense and TE adjustment                       5,695          9,170          5,949          9,861          7,416
                                                       ---------      ------------------------------------------------------
Net income                                                $8,547        $14,144        $12,686        $12,199        $12,048
                                                       =========      ======================================================

UNUSUAL ITEMS (PRETAX)
Charge related to closing operations in Mexico                 -              -              -        ($1,650)             -
                                                       ---------      ------------------------------------------------------

Total                                                          -              -              -        ($1,650)             -
                                                       =========      ======================================================

UNUSUAL ITEMS (AFTER TAX)
Charge related to closing operations in Mexico                 -              -              -        ($2,350)             -
                                                       ---------      ------------------------------------------------------

Total                                                          -              -              -        ($2,350)             -
                                                       =========      ======================================================

Average assets (in millions)                                $533           $520           $510           $453           $442
Average equity (in millions)                                 455            429            412            384            370
Return on average assets                                    6.50%         10.80%          9.87%         10.80%         11.05%
Return on average equity                                    7.62          13.08          12.22          12.75          13.20
Efficiency ratio                                           86.67          80.47          83.89          80.61          82.46

PARENT AND OTHER
----------------
Net interest expense (TE)                              ($119,686)      ($77,324)      ($83,255)      ($64,402)      ($34,063)
Benefit related to loan losses                           (18,018)       (21,992)       (19,774)       (20,423)        (9,070)
                                                       ---------      ------------------------------------------------------

Net interest expense after provision                    (101,668)       (55,332)       (63,481)       (43,979)       (24,993)
Noninterest income                                        24,723          2,173         17,704         60,346        122,055
Noninterest expense                                      104,979         84,520         66,677        103,255         45,313
                                                       ---------      ------------------------------------------------------

Income (loss) before taxes                              (181,924)      (137,679)      (112,454)       (86,888)        51,749
Income tax expense (benefit) and TE adjustment           (94,388)       (67,881)       (66,152)       (50,500)         1,036
                                                       ---------      ------------------------------------------------------

Net income (loss)                                       ($87,536)      ($69,798)      ($46,302)      ($36,388)       $50,713
                                                       =========      ======================================================

UNUSUAL ITEMS (PRETAX)
Severance charges                                       ($70,892)       ($9,755)      ($11,485)       ($5,717)       ($5,846)
Consideration from sale of NAMCO preferred shares              -              -              -          5,136              -
Loss on commercial paper conduit consolidation                 -              -        (15,891)             -              -
Charitable foundation contribution                             -              -              -        (52,825)             -
Minority interest related to NPI charge for closing
    operations in Mexico                                       -              -              -            346              -
Bank stock fund gains (losses)                                          (15,605)             -         41,630         48,427
                                                       ---------      ------------------------------------------------------

Total                                                   ($70,892)      ($25,360)      ($27,376)      ($11,430)       $42,581
                                                       =========      ======================================================

UNUSUAL ITEMS (AFTER TAX)
Severance charges                                       ($46,080)       ($6,341)       ($7,465)       ($3,716)       ($3,800)
Consideration from sale of NAMCO preferred shares              -              -              -          3,338              -
Loss on commercial paper conduit consolidation                 -              -        (10,329)             -              -
Charitable foundation contribution                             -              -              -        (34,336)             -
Minority interest related to NPI charge for closing
    operations in Mexico                                       -              -              -            346              -
Bank stock fund gains (losses)                                          (10,143)             -         32,008         31,478
                                                       ---------      ------------------------------------------------------

Total                                                   ($46,080)      ($16,484)      ($17,794)       ($2,360)       $27,678
                                                       =========      ======================================================

Average assets (in millions)                             $10,663        $11,559        $10,178         $9,960        $10,763

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                     2002
                                                     -----------      ------------------------------------------------------------
                                                       1ST QTR          4TH QTR        3RD QTR          2ND QTR          1ST QTR
                                                     -----------      ------------------------------------------------------------

CONSOLIDATED
------------

Net interest income (TE)                              $1,100,728       $1,081,175       $978,851         $970,357       $1,005,350
Provision for loan losses                                200,233          158,638        169,164          165,476          188,640
                                                     -----------      ------------------------------------------------------------

Net interest income after provision                      900,495          922,537        809,687          804,881          816,710
Noninterest income                                       866,461          673,495        620,787          773,324          744,393
Noninterest expense                                    1,008,866        1,010,647        870,176          973,922          874,889
                                                     -----------      ------------------------------------------------------------

Income before taxes                                      758,090          585,385        560,298          604,283          686,214
Income tax expense and TE adjustment                     261,542          204,887        186,111          211,501          240,083
                                                     -----------      ------------------------------------------------------------

Net income                                              $496,548         $380,498       $374,187         $392,782         $446,131
                                                     ===========      ============================================================

UNUSUAL ITEMS (PRETAX)
Auto lease residual charge                              ($25,255)               -              -         ($37,682)        ($13,170)
Commercial lease residual charge (recovery)              (17,032)         ($5,206)        $1,246           (4,620)               -
Principal investment gains (losses)                        6,464           (1,912)       (17,223)          (1,860)          (1,907)
Severance charges                                        (70,892)          (9,755)       (11,485)          (5,717)          (5,846)
Consideration from sale of NAMCO preferred shares              -                -              -            5,136                -
Loss on commercial paper conduit consolidation                 -                -        (15,891)               -                -
Charitable foundation contribution                             -                -              -          (52,825)               -
NPI charge related to closing operations in
    Mexico, net                                                -                -              -           (1,304)               -
Bank stock fund gains (losses)                                 -          (15,605)             -           41,630           48,427
                                                     -----------      ------------------------------------------------------------

Total                                                  ($106,715)        ($32,478)      ($43,353)        ($57,242)         $27,504
                                                     ===========      ============================================================

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual charge                              ($16,416)               -              -         ($24,493)         ($8,561)
Commercial lease residual charge (recovery)              (11,071)         ($3,384)          $810           (3,003)               -
Principal investment gains (losses)                        4,202           (1,243)       (11,196)          (1,209)          (1,239)
Severance charges                                        (46,080)          (6,341)        (7,465)          (3,716)          (3,800)
Consideration from sale of NAMCO preferred shares              -                -              -            3,338                -
Loss on commercial paper conduit consolidation                 -                -        (10,329)               -                -
Charitable foundation contribution                             -                -              -          (34,336)               -
NPI charge related to closing operations in
    Mexico, net                                                -                -              -           (2,004)               -
Bank stock fund gains (losses)                                 -          (10,143)             -           32,008           31,478
                                                     -----------      ------------------------------------------------------------

Total                                                   ($69,365)        ($21,111)      ($28,180)        ($33,415)         $17,878
                                                     ===========      ============================================================

Average assets (in millions)                            $116,433         $112,689       $101,107          $97,921         $102,108
Average total equity (in millions)                         8,600            8,386          8,218            7,886            7,529
Return on average assets                                    1.73%            1.34%          1.47%            1.61%            1.77%
Return on average total equity                             23.42            18.00          18.06            19.98            24.03
Efficiency ratio                                           51.29            57.06          54.40            57.30            51.58